UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index
              Funds, Inc.
              Master Aggregate Bond Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
June 30, 2006

Merrill Lynch
Aggregate Bond Index Fund
Of Merrill Lynch Index Funds, Inc.

Merrill Lynch Aggregate Bond Index Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund and Trust upon the closing of the Transaction.


2      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006           3

A Discussion With Your Fund's Portfolio Managers

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch Aggregate Bond Index Fund's Class A and Class I Shares had total returns of -1.01% and -.89%, respectively. This compared to a return of -.72% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on page 5 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, a minimal margin of error in total return tracking is expected in seeking to match the return of the benchmark. This often will account for the variance in returns versus the Index.

The Lehman Brothers Aggregate Bond Index is composed of three major investment sectors: U.S. government and agency securities; securitized assets, including mortgage-backed securities (MBS); and investment grade credit securities. Sector weighting and security selection in the Index are determined by the representation that each sector has in the overall market. For the first six months of 2006, the securitized asset sector of the Index was the best performer, with a return of -.06%. For the same period, the U.S. government and agency sector returned -.89% and the investment grade sector returned -1.55%. As the returns illustrate, it was a difficult period for fixed income investment. The Federal Reserve Board continued to increase interest rates, and bond yields rose across the curve while their prices, which move in the opposite direction, declined.

How was the portfolio managed during the period?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark composed of dollar-denominated investment grade bonds of different types. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities that seeks to replicate the return of the benchmark.

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and subsector levels. At June 30, 2006, the Lehman Brothers Aggregate Bond Index was composed of 6,837 securities, and the Series held 622 individual investments designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the period?

At June 30, 2006, the government and agency sector of the Lehman Brothers Aggregate Bond Index was composed of 956 securities, accounting for 36.36% of the Index's total capitalization. This was in comparison to 843 issues representing 36.39% of the benchmark at December 31, 2005. The Fund's position in this sector is designed to match the duration, yield and convexity of the Index. Therefore, any change in interest rates or the shape of the yield curve will have an identical effect on the sector's return.

The securitized asset sector included 2,886 securities and comprised 40.60% of the Index at June 30, 2006, versus 2,690 securities representing 40.20% of the Index at December 31, 2005. The Fund's position in the MBS sector has the same exposure to 30-year, 15-year and balloon MBS as the Index. Within these subsectors, exposure to coupons and issuers also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

Within the investment grade credit sector, there were 2,995 securities representing 23.04% of the Index at June 30, 2006, compared to 2,920 securities representing 23.41% of the Index as of December 31, 2005. As with the U.S. government and agency sector, we seek to match investment characteristics in the portfolio's credit sector with those of the Index. However, in the investment grade credit sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

We continue to use our stratified sampling techniques to create a proxy portfolio of our benchmark and offer comparable returns. With that in mind, we expect the portfolio to continue to meet its objective of providing fixed income returns consistent with those of the broader market.

Roy J. Hansen
Vice President and Co-Portfolio Manager

Jeffrey B. Hewson
Vice President and Co-Portfolio Manager

July 18, 2006

--------------------------------------------------------------------------------
We are pleased to announce that Roy J. Hansen has joined Jeffrey B. Hewson in the day-to-day management of the Fund's portfolio. Mr. Hansen has been a Vice President of Merrill Lynch Investment Managers since 2003. He has been with Merrill Lynch since 1998.
--------------------------------------------------------------------------------


4      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25% (per year).

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                    6-Month        12-Month    Since Inception  Standardized
As of June 30, 2006                              Total Return    Total Return   Total Return    30-Day Yield
============================================================================================================
ML Aggregate Bond Index Fund Class A Shares*         -1.01%         -1.51%         +65.70%          4.84%
------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class I Shares*         -0.89          -1.26          +69.54           5.09
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               -0.72          -0.81          +74.61             --
------------------------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. Since inception total return is from 4/03/97.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    -1.51%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +4.40
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/06                                       +5.62
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    -1.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +4.66
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/06                                       +5.88
--------------------------------------------------------------------------------


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006           5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                       Beginning            Ending     During the Period*
                                                     Account Value      Account Value  January 1, 2006 to
                                                   January 1, 2006      June 30, 2006    June 30, 2006
=========================================================================================================
Actual
=========================================================================================================
Class A                                                  $1,000           $  989.90           $2.96
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $  991.10           $1.73
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                  $1,000           $1,021.82           $3.01
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,023.06           $1.76
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class A and .35% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


6      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Statement of Assets and Liabilities      Merrill Lynch Aggregate Bond Index Fund

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Investment in Master Aggregate Bond Index Series (the "Series"), at value
                (identified cost--$369,741,907) ................................................                      $ 361,081,422
               Prepaid expenses ................................................................                             17,662
                                                                                                                      -------------
               Total assets ....................................................................                        361,099,084
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
               Payables:
                  Dividends to shareholders ....................................................    $     473,784
                  Administrator ................................................................           48,968
                  Distributor ..................................................................            6,118           528,870
                                                                                                    -------------
               Accrued expenses and other liabilities ..........................................                                373
                                                                                                                      -------------
               Total liabilities ...............................................................                            529,243
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets ......................................................................                      $ 360,569,841
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
               Class A Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized .                      $         271
               Class I Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized .                              3,271
               Paid-in capital in excess of par ................................................                        372,320,461
               Accumulated distributions in excess of investment income--net ...................    $    (241,499)
               Accumulated realized capital losses allocated from the Series--net ..............       (2,852,178)
               Unrealized depreciation allocated from the Series--net ..........................       (8,660,485)
                                                                                                    -------------
               Total accumulated losses--net ...................................................                        (11,754,162)
                                                                                                                      -------------
               Net Assets ......................................................................                      $ 360,569,841
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $27,614,413 and 2,712,488 shares outstanding ....                      $       10.18
                                                                                                                      =============
               Class I--Based on net assets of $332,955,428 and 32,709,175 shares outstanding ..                      $       10.18
                                                                                                                      =============

      See Notes to Financial Statements.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006           7

Statement of Operations                  Merrill Lynch Aggregate Bond Index Fund

For the Six Months Ended June 30, 2006
===================================================================================================================================
Investment Income--Net
-----------------------------------------------------------------------------------------------------------------------------------
               Net investment income allocated from the Series:
                  Interest .....................................................................                      $   8,916,752
                  Dividends ....................................................................                             62,131
                  Securities lending--net ......................................................                             15,296
                  Expenses .....................................................................                           (104,025)
                                                                                                                      -------------
               Total income ....................................................................                          8,890,154
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
               Administration fees .............................................................    $     345,173
               Transfer agent fees--Class I ....................................................          110,081
               Printing and shareholder reports ................................................           51,999
               Account maintenance fees--Class A ...............................................           35,188
               Registration fees ...............................................................           20,327
               Transfer agent fees--Class A ....................................................            9,245
               Professional fees ...............................................................            5,840
               Directors' fees and expenses ....................................................            2,818
               Other ...........................................................................            6,043
                                                                                                    -------------
               Total expenses before waiver ....................................................          586,714
               Waiver of expenses ..............................................................          (25,935)
                                                                                                    -------------
               Total expenses after waiver .....................................................                            560,779
                                                                                                                      -------------
               Investment income--net ..........................................................                          8,329,375
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Loss--Net
-----------------------------------------------------------------------------------------------------------------------------------
               Realized loss on:
                  Investments--net .............................................................       (1,568,594)
                  Financial futures contracts and swaps-- net ..................................         (407,350)       (1,975,944)
                                                                                                    -------------
               Change in unrealized appreciation/depreciation on investments--net ..............                         (9,847,939)
                                                                                                                      -------------
               Total realized and unrealized loss--net .........................................                        (11,823,883)
                                                                                                                      -------------
               Net Decrease in Net Assets Resulting from Operations ............................                      $  (3,494,508)
                                                                                                                      =============

      See Notes to Financial Statements.


8      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Statements of Changes in Net Assets      Merrill Lynch Aggregate Bond Index Fund

                                                                                                      For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                       June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net ..........................................................    $   8,329,375     $  14,956,818
               Realized gain (loss)--net .......................................................       (1,975,944)          522,700
               Change in unrealized appreciation/depreciation--net .............................       (9,847,939)       (8,252,890)
                                                                                                    -------------------------------
               Net increase (decrease) in net assets resulting from operations .................       (3,494,508)        7,226,628
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net:
                  Class A ......................................................................         (616,261)       (1,248,365)
                  Class I ......................................................................       (7,758,862)      (13,718,703)
               Realized gain--net:
                  Class A ......................................................................               --          (146,554)
                  Class I ......................................................................               --        (1,652,899)
                                                                                                    -------------------------------
               Net decrease in net assets resulting from dividends and distributions to
                shareholders ...................................................................       (8,375,123)      (16,766,521)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
               Net increase (decrease) in net assets derived from capital share transactions ...       11,418,475       (26,930,863)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Total decrease in net assets ....................................................         (451,156)      (36,470,756)
               Beginning of period .............................................................      361,020,997       397,491,753
                                                                                                    -------------------------------
               End of period* ..................................................................    $ 360,569,841     $ 361,020,997
                                                                                                    ===============================
                  * Accumulated distributions in excess of investment income--net ..............    $    (241,499)    $    (195,751)
                                                                                                    ===============================

      See Notes to Financial Statements.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006           9

Financial Highlights                     Merrill Lynch Aggregate Bond Index Fund

                                                                               Class A
                                           -----------------------------------------------------------------------------
The following per share data                For the Six                         For the Year Ended
and ratios have been derived               Months Ended                             December 31,
from information provided in                 June 30,
the financial statements.                      2006             2005            2004            2003            2002
========================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $     10.51      $     10.78     $     10.91     $     10.96     $     10.50
                                            ----------------------------------------------------------------------------
Investment income--net** ...............            .22              .41             .39             .41             .52
Realized and unrealized gain (loss)--net           (.33)            (.21)            .04            (.05)            .46
                                            ----------------------------------------------------------------------------
Total from investment operations .......           (.11)             .20             .43             .36             .98
                                            ----------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           (.22)            (.42)           (.40)           (.41)           (.52)
   Realized gain--net ..................             --             (.05)           (.16)             --              --
                                            ----------------------------------------------------------------------------
Total dividends and distributions ......           (.22)            (.47)           (.56)           (.41)           (.52)
                                            ----------------------------------------------------------------------------
Net asset value, end of period .........    $     10.18      $     10.51     $     10.78     $     10.91     $     10.96
                                            ============================================================================
========================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          (1.01%)+          1.83%           4.05%           3.35%           9.61%
                                            ============================================================================
========================================================================================================================
Ratios to Average Net Assets***
------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................            .60%*            .60%            .60%            .60%            .59%
                                            ============================================================================
Expenses ...............................            .61%*            .64%            .61%            .62%            .61%
                                            ============================================================================
Investment income--net .................           4.35%*           3.87%           3.60%           3.70%           4.91%
                                            ============================================================================
========================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    27,614      $    28,984     $    47,466     $    63,872     $    61,029
                                            ============================================================================
Portfolio turnover of the Series .......          67.11%          147.39%         159.44%         136.76%         112.18%
                                            ============================================================================

                                                                                Class I
                                           ---------------------------------------------------------------------------------
The following per share data               For the Six                             For the Year Ended
and ratios have been derived               Months Ended                               December 31,
from information provided in                 June 30,
the financial statements.                      2006              2005             2004             2003             2002
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $     10.51       $     10.78      $     10.91      $     10.95      $     10.50
                                            --------------------------------------------------------------------------------
Investment income--net** ...............            .24               .44              .42              .43              .55
Realized and unrealized gain (loss)--net           (.33)             (.22)             .04             (.03)             .45
                                            --------------------------------------------------------------------------------
Total from investment operations .......           (.09)              .22              .46              .40             1.00
                                            --------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           (.24)             (.44)            (.43)            (.44)            (.55)
   Realized gain--net ..................             --              (.05)            (.16)              --               --
                                            --------------------------------------------------------------------------------
Total dividends and distributions ......           (.24)             (.49)            (.59)            (.44)            (.55)
                                            --------------------------------------------------------------------------------
Net asset value, end of period .........    $     10.18       $     10.51      $     10.78      $     10.91      $     10.95
                                            ================================================================================
============================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....           (.89%)+           2.09%            4.31%            3.70%            9.78%
                                            ================================================================================
============================================================================================================================
Ratios to Average Net Assets***
----------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................            .35%*             .35%             .35%             .35%             .34%
                                            ================================================================================
Expenses ...............................            .36%*             .39%             .36%             .37%             .36%
                                            ================================================================================
Investment income--net .................           4.60%*            4.12%            3.85%            3.95%            5.16%
                                            ================================================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   332,955       $   332,037      $   350,026      $   365,898      $   360,991
                                            ================================================================================
Portfolio turnover of the Series .......          67.11%           147.39%          159.44%          136.76%          112.18%
                                            ================================================================================

*     Annualized.
**    Based on average shares outstanding.
*** Includes the Fund's share of the Series' allocated expenses and/or investment income--net.
+     Aggregate total investment return.

      See Notes to Financial Statements.


10     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Notes to Financial Statements            Merrill Lynch Aggregate Bond Index Fund

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Series owned by the Fund at June 30, 2006 was 36.1%. The Fund offers two classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which expenses incurred by the Fund (excluding account maintenance fees) will not exceed .35%. This arrangement has a one-year term and is renewable. For the six months ended June 30, 2006, MLIM earned fees of $345,173, of which $25,935 was waived.

The Fund may pay a monthly investment advisory fee at an annual rate of .06% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Series. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          11

Notes to Financial Statements (concluded)
                                         Merrill Lynch Aggregate Bond Index Fund

is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $11,418,475 and $(26,930,863) for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended June 30, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            330,827       $   3,426,222
Shares issued to shareholders
  in reinvestment of dividends .........             41,761             431,253
                                               --------------------------------
Total issued ...........................            372,588           3,857,475
Shares redeemed ........................           (417,362)         (4,316,994)
                                               --------------------------------
Net decrease ...........................            (44,774)      $    (459,519)
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            773,702       $   8,268,069
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             97,135           1,035,355
                                               --------------------------------
Total issued ...........................            870,837           9,303,424
Shares redeemed ........................         (2,516,993)        (26,960,665)
                                               --------------------------------
Net decrease ...........................         (1,646,156)      $ (17,657,241)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended June 30, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,683,869       $  69,160,497
Shares issued to shareholders
  in reinvestment of dividends .........            549,407           5,673,198
                                               --------------------------------
Total issued ...........................          7,233,276          74,833,695
Shares redeemed ........................         (6,114,512)        (62,955,701)
                                               --------------------------------
Net increase ...........................          1,118,764       $  11,877,994
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,470,426       $ 111,757,534
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          1,020,713          10,862,316
                                               --------------------------------
Total issued ...........................         11,491,139         122,619,850
Shares redeemed ........................        (12,376,169)       (131,893,472)
                                               --------------------------------
Net decrease ...........................           (885,030)      $  (9,273,622)
                                               ================================


12     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Portfolio Information                         Master Aggregate Bond Index Series

As of June 30, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      77.4%
AA/Aa ...............................................................       4.9
A/A .................................................................       8.5
BBB/Baa . ...........................................................       6.2
B/B     . ...........................................................        --+
Other* ..............................................................       3.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
+     Amount is less than 0.1%.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          13

Summary Schedule of Investments
                       Master Aggregate Bond Index Series      (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                     Interest             Maturity                        Percent of
                     Issue                          Face Amount        Rate                Date(s)              Value     Net Assets
====================================================================================================================================
Government & Agency  Fannie Mae                    $  5,760,000       2.625%             11/15/2006         $  5,701,519       0.6%
Obligations                                          27,030,000       5.75                2/15/2008           27,134,498       2.7
                                                      9,420,000       2.50                6/15/2008            8,908,579       0.9
                                                     13,025,000       3.25                8/15/2008           12,455,143       1.2
                                                     22,425,000       4.50             10/15/2008 (c)         21,981,927       2.2
                                                      4,335,000       4.875               4/15/2009            4,271,076       0.4
                                                     28,855,000       6.625               9/15/2009           29,831,684       3.0
                                                     31,035,000       6.00                5/15/2011           31,703,897       3.2
                                                      8,430,000       4.375               3/15/2013            7,900,680       0.8
                                                      5,480,000       4.625              10/15/2014            5,163,974       0.5
                                                     12,105,000    4.25 - 7.25      9/15/2007 - 5/15/2030     12,204,134       1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Freddie Mac                     24,610,000       4.875               3/15/2007           24,494,628       2.4
                                                      4,860,000       5.75                4/15/2008            4,881,350       0.5
                                                      5,555,000       5.125               4/18/2008            5,521,070       0.5
                                                     16,620,000       4.875               2/17/2009           16,401,364       1.6
                                                     21,970,000       4.125               7/12/2010           20,899,512       2.1
                                                      8,355,000       4.875              11/15/2013            8,039,265       0.8
                                                     13,465,000       4.75               11/17/2015           12,714,232       1.3
                                                      3,920,000       4.75                1/19/2016            3,696,109       0.4
                                                      8,655,000       6.75                9/15/2029            9,869,383       1.0
                                                     11,495,000   4.375 - 6.25      5/21/2009 - 7/15/2032     11,558,702       1.2
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds             14,375,000       8.75                5/15/2017           18,547,114       1.9
                                                      8,625,000       8.50                2/15/2020           11,279,879       1.1
                                                      5,800,000       8.125             8/15/2021 (c)          7,477,018       0.7
                                                      8,225,000       6.25                8/15/2023            9,071,278       0.9
                                                      5,395,000       6.875               8/15/2025            6,397,289       0.6
                                                      3,350,000       6.375               8/15/2027            3,802,511       0.4
                                                      3,765,000   4.50 - 5.375      2/15/2031 - 2/15/2036      3,596,597       0.4
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Notes              5,890,000       4.00               11/15/2012            5,536,141       0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                          4,010,174       0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Total Government & Agency Obligations (Cost--$363,843,423)                              355,050,727      35.5
------------------------------------------------------------------------------------------------------------------------------------
Government Agency    Freddie Mac Mortgage             7,362,006       4.00          9/01/2020 - 1/01/2021      6,787,136       0.7
Mortgage-Backed      Participation Certificates      33,601,890       4.50        2/01/2011 - 9/15/2021 (g)   31,798,494       3.2
Obligations*                                          7,090,934       4.50          4/01/2034 - 1/01/2036      6,437,434       0.6
                                                     26,942,253       5.00       11/01/2017 - 7/15/2021 (g)   26,023,986       2.6
                                                     82,544,912       5.00        8/01/2035 - 7/15/2036 (g)   77,118,446       7.7
                                                      9,633,238       5.50        4/01/2014 - 8/15/2021 (g)    9,460,834       1.0
                                                    100,726,810       5.50        8/01/2035 - 9/15/2036 (g)   96,767,558       9.7
                                                      3,599,947       6.00         4/01/2016 - 10/01/2017      3,606,573       0.4
                                                     42,440,000       6.00        7/15/2036 - 9/15/2036 (g)   41,772,750       4.2
                                                     13,718,859       6.50        1/01/2026 - 9/15/2036 (g)   13,831,527       1.4
                                                      6,060,853   6.50 - 12.50      5/01/2007 - 3/01/2036      6,223,407       0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Ginnie Mae MBS Certificates      3,736,320       4.50                9/15/2035            3,431,289       0.3
                                                      8,397,159       5.00        4/15/2035 - 9/15/2036 (g)    7,946,060       0.8
                                                     14,440,241       5.50          1/15/2035 - 5/15/2036     14,001,569       1.4
                                                      8,776,212       6.00          4/20/2026 - 6/15/2035      8,715,581       0.9
                                                      7,821,350    6.50 - 9.50     4/15/2013 - 11/15/2034      4,198,387       0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                          3,118,406       0.3
                     ---------------------------------------------------------------------------------------------------------------
                     Total Government Agency Mortgage-Backed Obligations (Cost--$370,108,110)                361,239,437      36.2
------------------------------------------------------------------------------------------------------------------------------------


14     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                     Face                                                                                 Percent of
                                   Amount  Non-Government Agency Mortgage-Backed Securities*              Value           Net Assets
====================================================================================================================================
Collateralized               $ 8,425,748   Residential Accredit Loans, Inc. Series 2005-QS12
Mortgage                                   Class A8, 5.50% due 8/25/2035 (b)                          $  8,432,278            0.8%
Obligations
====================================================================================================================================
Commercial                     7,421,954   CS First Boston Mortgage Securities Corp. Series
Mortgage-Backed                            2004-FL1A Class A, 5.589% due 5/15/2014 (a)(b)                7,421,757            0.7
Securities                    15,000,000   CS First Boston Mortgage Securities Corp. Series
                                           2005-CN2A Class A2, 5.769% due 11/15/2019 (a)(b)             15,005,097            1.5
                               5,429,721   Commercial Mortgage Pass-Through Certificates Series
                                           2005-F10A Class A1, 5.469% due 4/15/2017 (a)(b)               5,430,467            0.6
                               6,062,988   Greenwich Capital Commercial Funding Corp. Series
                                           2004-FL2A Class A2, 5.514% due 11/05/2019 (b)                 6,062,857            0.6
                              12,370,913   Greenwich Capital Commercial Funding Corp. Series
                                           2005-FL3A Class A2, 5.534% due 10/05/2020 (a)(b)             12,370,913            1.2
                              20,000,000   JPMorgan Chase Commercial Mortgage Securities Corp.
                                           Series 2004-FL1A Class A2, 5.549% due 4/16/2019 (b)          20,016,716            2.0
                              16,463,268   Lehman Brothers Floating Rate Commercial Mortgage Trust
                                           Series 2004-LLFA Class A2, 5.539% due 10/15/2017 (a)(b)      16,462,914            1.7
                              12,805,635   Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A
                                           Class A2, 5.539% due 10/15/2015 (a)(b)                       12,805,414            1.3
                                                                                                      ------------------------------
                                                                                                        95,576,135            9.6
====================================================================================================================================
Total Non-Government Agency Mortgage-Backed Securities (Cost--$103,980,226)                            104,008,413           10.4
====================================================================================================================================

====================================================================================================================================
Industry                                   Fixed Income Securities
====================================================================================================================================
Aerospace & Defense                        Other Securities                                              7,214,970            0.7
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                    Other Securities                                                110,755            0.0
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                   Other Securities                                                774,699            0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                            Other Securities                                                381,848            0.0
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                Other Securities                                              1,629,593            0.2
------------------------------------------------------------------------------------------------------------------------------------
Beverages                                  Other Securities                                              2,473,362            0.3
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                              Other Securities                                                822,041            0.1
------------------------------------------------------------------------------------------------------------------------------------
Building Products                          Other Securities                                                265,307            0.0
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                            Other Securities                                             15,964,912            1.6
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                  Other Securities                                              2,254,839            0.2
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                           Other Securities                                             24,574,201            2.5
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                      Other Securities                                              4,053,776            0.4
Supplies
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                   Other Securities                                              1,917,226            0.2
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                    Other Securities                                              1,937,813            0.2
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                     Other Securities                                                335,626            0.0
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                           Other Securities                                              8,977,933            0.9
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                     Other Securities                                                337,044            0.0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                       Other Securities                                                285,238            0.0
Services
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                      Other Securities                                             19,727,967            2.0
Services
------------------------------------------------------------------------------------------------------------------------------------
Diversified                                Other Securities                                             13,107,091            1.3
Telecommunication Services
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                         Other Securities                                              7,414,758            0.7
------------------------------------------------------------------------------------------------------------------------------------


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          15

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                                                         Percent of
Industry                                   Fixed Income Securities                                        Value          Net Assets
====================================================================================================================================
Electrical Equipment                       Other Securities                                           $    248,431            0.0%
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                         Other Securities                                                438,767            0.0
Services
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples                             Other Securities                                              3,829,552            0.4
Retailing
------------------------------------------------------------------------------------------------------------------------------------
Food Products                              Other Securities                                              4,090,188            0.4
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                              Other Securities                                              1,209,013            0.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                    Other Securities                                                859,780            0.1
Supplies
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                    Other Securities                                              1,515,879            0.2
Services
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                      Other Securities                                              2,038,697            0.2
Leisure
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                         Other Securities                                              3,163,656            0.3
------------------------------------------------------------------------------------------------------------------------------------
Household Products                         Other Securities                                              1,362,294            0.1
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                Other Securities                                                438,287            0.0
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                   Other Securities                                              1,590,870            0.2
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                  Other Securities                                              8,451,804            0.8
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                  Other Securities                                              2,517,402            0.3
------------------------------------------------------------------------------------------------------------------------------------
Media                                      Other Securities                                              9,831,730            1.0
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                            Other Securities                                              3,291,501            0.3
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                            Other Securities                                              5,640,886            0.6
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                           Other Securities                                              2,830,249            0.3
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                      Other Securities                                             17,697,215            1.8
Fuels
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                    Other Securities                                              1,681,664            0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                            Other Securities                                              4,722,699            0.5
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                     Other Securities                                              5,151,765            0.5
Trusts (REITs)
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                Other Securities                                              4,958,232            0.5
------------------------------------------------------------------------------------------------------------------------------------
Software                                   Other Securities                                                585,608            0.1
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                           Other Securities                                              1,587,906            0.2
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                 Other Securities                                              2,763,697            0.3
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                    Other Securities                                                363,975            0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless                                   Other Securities                                              3,909,699            0.4
Telecommunication Services
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Fixed Income Securities (Cost--$218,392,000)          211,332,445           21.2
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                           Foreign Government Obligations
====================================================================================================================================
                                           Other Securities                                             18,258,315            1.8
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Foreign Government Obligations
                                           (Cost--$18,864,023)                                          18,258,315            1.8
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                           Capital Trusts
====================================================================================================================================
Commercial Banks                           Other Securities                                                236,770            0.0
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                Other Securities                                                 77,400            0.0
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Capital Trusts (Cost--$327,011)                           314,170            0.0
------------------------------------------------------------------------------------------------------------------------------------


16     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Summary Schedule of Investments (concluded)
                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                                                         Percent of
State                                      Municipal Bonds                                                Value          Net Assets
====================================================================================================================================
Illinois                                   Other Securities                                         $      804,321            0.1%
------------------------------------------------------------------------------------------------------------------------------------
Texas                                      Other Securities                                              1,035,674            0.1
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Municipal Bonds (Cost--$1,858,643)                      1,839,995            0.2
------------------------------------------------------------------------------------------------------------------------------------

                                    Face
                                  Amount   Short-Term Securities
====================================================================================================================================
Commercial Paper**           $15,900,000   SanPaolo IMI U.S. Financial Co., 5.26% due 7/03/2006         15,900,000            1.6
------------------------------------------------------------------------------------------------------------------------------------

                              Beneficial
                                Interest
====================================================================================================================================
                             $16,850,000   Merrill Lynch Liquidity Series, LLC Money Market
                                           Series, 5.22% (d)(e)(f)                                      16,850,000            1.7
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Short-Term Securities (Cost--$32,750,000)              32,750,000            3.3
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$1,110,123,436+)                                                            1,084,793,502          108.6

Liabilities in Excess of Other Assets                                                                  (85,592,312)          (8.6)
                                                                                                    --------------------------------
Net Assets                                                                                          $  999,201,190          100.0%
                                                                                                    ================================

* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................      $1,110,593,172
                                                                 ==============
      Gross unrealized appreciation .......................      $    2,489,287
      Gross unrealized depreciation .......................         (28,288,957)
                                                                 --------------
      Net unrealized depreciation .........................      $  (25,799,670)
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate security.
(c)   Security, or a portion of security, is on loan.
(d) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                             $(33,291,250)    $42,145
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Represents the current yield as of 6/30/2006.
(g) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing and/or selling securities for which all specific information is not available at this time.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Swaps outstanding as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                     Notional        Unrealized
                                                      Amount        Appreciation
      --------------------------------------------------------------------------
      Receive (pay) a variable return based
      on the change in the since inception
      return of the Lehman Brothers CMBS
      Investment Grade Index and pay a floating rate based on 1-month LIBOR plus 0.25%

      Broker, Citibank
      Expires September 2006                        $42,000,000            --
      --------------------------------------------------------------------------


      See Notes to Financial Statements.

       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          17

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (including securities
                 loaned of $16,248,100) (identified cost--$1,093,273,436) ......................                     $1,067,943,502
               Investments in affiliated securities, at value (identified cost--$16,850,000) ...                         16,850,000
               Cash ............................................................................                             39,953
               Receivables:
                   Interest ....................................................................   $   10,745,828
                   Securities sold .............................................................        1,683,698
                   Contributions ...............................................................          578,600
                   Paydowns ....................................................................            4,325
                   Securities lending ..........................................................            2,684        13,015,135
                                                                                                   --------------
               Prepaid expenses and other assets ...............................................                             67,194
                                                                                                                     --------------
               Total assets ....................................................................                      1,097,915,784
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
               Collateral on securities loaned, at value .......................................                         16,850,000
               Payables:
                   Securities purchased ........................................................       81,007,433
                   Withdrawals .................................................................          558,146
                   Swaps .......................................................................          187,567
                   Other affiliates ............................................................           10,646
                   Investment adviser ..........................................................            7,622        81,771,414
                                                                                                   --------------
               Accrued expenses and other liabilities ..........................................                             93,180
                                                                                                                     --------------
               Total liabilities ...............................................................                         98,714,594
                                                                                                                     --------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets ......................................................................                     $  999,201,190
                                                                                                                     --------------
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
               Investors' capital ..............................................................                     $1,024,531,124
               Unrealized depreciation--net ....................................................                        (25,329,934)
                                                                                                                     --------------
               Net Assets ......................................................................                     $  999,201,190
                                                                                                                     ==============

      See Notes to Financial Statements.


18     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Statement of Operations                       Master Aggregate Bond Index Series

For the Six Months Ended June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
               Interest ........................................................................                     $   24,507,731
               Dividends .......................................................................                            178,165
               Securities lending--net .........................................................                             42,145
                                                                                                                     --------------
               Total income ....................................................................                         24,728,041
                                                                                                                     --------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
               Accounting services .............................................................   $       85,727
               Professional fees ...............................................................           57,260
               Investment advisory fees ........................................................           50,047
               Custodian fees ..................................................................           43,045
               Pricing fees ....................................................................           35,763
               Interest expense ................................................................            4,368
               Trustees' fees and expenses .....................................................            2,931
               Printing and shareholder reports ................................................              306
               Other ...........................................................................            6,518
                                                                                                   --------------
               Total expenses ..................................................................                            285,965
                                                                                                                     --------------
               Investment income--net ..........................................................                         24,442,076
                                                                                                                     --------------
===================================================================================================================================
Realized & Unrealized Loss--Net
-----------------------------------------------------------------------------------------------------------------------------------
               Realized loss on:
                  Investments--net .............................................................       (4,301,480)
                  Financial futures contracts and swaps--net ...................................       (1,110,711)       (5,412,191)
                                                                                                   --------------
               Change in unrealized appreciation/depreciation on investments--net ..............                        (26,789,673)
                                                                                                                     --------------
               Total realized and unrealized loss--net .........................................                        (32,201,864)
                                                                                                                     --------------
               Net Decrease in Net Assets Resulting from Operations ............................                     $   (7,759,788)
                                                                                                                     ==============

      See Notes to Financial Statements.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          19

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                                      For the Six       For the
                                                                                                     Months Ended      Year Ended
                                                                                                       June 30,       December 31,
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net ..........................................................   $   24,442,076    $   38,434,655
               Realized loss--net ..............................................................       (5,412,191)       (2,016,969)
               Change in unrealized appreciation/depreciation--net .............................      (26,789,673)      (14,667,377)
                                                                                                   --------------------------------
               Net increase (decrease) in net assets resulting from operations .................       (7,759,788)       21,750,309
                                                                                                   --------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
               Proceeds from contributions .....................................................      257,216,700       353,608,983
               Fair value of withdrawals .......................................................     (254,838,788)     (210,997,412)
                                                                                                   --------------------------------
               Net increase in net assets derived from capital transactions ....................        2,377,912       142,611,571
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets .........................................       (5,381,876)      164,361,880
               Beginning of period .............................................................    1,004,583,066       840,221,186
                                                                                                   --------------------------------
               End of period ...................................................................   $  999,201,190    $1,004,583,066
                                                                                                   ================================

      See Notes to Financial Statements.


20     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Financial Highlights                          Master Aggregate Bond Index Series

                                                           For the Six
                                                          Months Ended                 For the Year Ended December 31,
The following ratios have been derived                       June 30,     ------------------------------------------------------
from information provided in the financial statements.        2006            2005            2004          2003          2002
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
               Total investment return ................         (.77%)+         2.48%           4.58%         3.92%        10.13%
                                                          ======================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding interest expense ...          .06%*           .06%            .06%          .06%          .08%
                                                          ======================================================================
               Expenses ...............................          .06%*           .06%            .06%          .06%          .08%
                                                          ======================================================================
               Investment income--net .................         4.88%*          4.41%           4.13%         4.22%         5.37%
                                                          ======================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands)   $  999,201      $1,004,583      $  840,221    $  883,027    $  716,568
                                                          ======================================================================
               Portfolio turnover .....................        67.11%         147.39%         159.44%       136.76%       112.18%
                                                          ======================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          21

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Series, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial


22     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

      margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Reverse repurchase agreements -- The Series may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Series sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Series' ability to receive interest will be delayed or limited. Furthermore, if the Series does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Series would be in default and the counterparty would be able to terminate the repurchase agreement. At the time a portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(f) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(g) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          23

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $17,751 in securities lending agent fees.

For the six months ended June 30, 2006, the Series reimbursed FAM $8,035 for certain accounting services.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, MLTC, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $723,474,998 and $726,297,634, respectively.

4. Reverse Repurchase Agreement:

For the six months ended June 30, 2006, the Series' average amount outstanding was approximately $191,000 and the daily weighted average interest rate was 4.62%.

5. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.


24     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Directors of the Fund and the Board of Trustees of the Trust is an independent director/trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director/trustee of the Fund and the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent director/trustee. New director/trustee nominees are chosen by a Nominating Committee comprised entirely of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors'/trustees' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (the "Investment Advisory Agreements"). The Boards assess the nature, scope and quality of the services provided to the Fund and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Boards also receive and assess information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's/Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements, each Board requests and receives materials specifically relating to the Investment Advisory Agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund and the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team of investment strategies used by the Fund/Trust during its most recent fiscal year;
(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as collective investment trusts, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Trust portfolio holdings, the Fund's/Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust. Neither Board identified any particular information as controlling, and each member of each Board attributed different weights to the various items considered.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          25

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's and the Trust's Investment Advisory Agreements in June 2006, the independent directors'/trustees' and Boards' review included the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's/Trust's investment performance. Each Board compared Fund/Trust performance -- both including and excluding the effects of the Fund's/Trust's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended February 28, 2006, the Boards noted that the Fund's/Trust's performance after fees and expenses ranked in the third quintile for each of the one- and five-year periods and in the fourth quintile for the three-year period. Considering these factors, each Board concluded that the nature and quality of the services provided and the Fund's/Trust's performance supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process -- Each Board reviews at least annually the Fund's/Trust's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's/Trust's portfolio managers. Each Board also considered the experience of the Fund's/Trust's investment management team, consisting of Roy Hansen and Jeffrey Hewson, and noted that Mr. Hewson has over 15 years and Mr. Hansen has over 10 years of portfolio management experience. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and the Trust. The Board concluded that each of the Fund and the Trust benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviews the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to collective investment trusts with similar investment mandates. The Boards noted that the Fund's/Trust's contractual and actual management fee rates were lower than the medians of contractual and actual management fees charged by comparable funds, as classified by Lipper, and the Fund's/Trust's total expenses were equal to the median total expenses for such comparable funds. Each Board concluded that the Fund's/Trust's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- Each Board considers the cost of the services provided to the Fund and the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the Trust and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's and the Trust's assets have reached a level where such economies are effectively available, the


26     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Disclosure of Investment Advisory Agreement (concluded)

Boards noted that they will continue to monitor information relating to economies of scale. The Boards also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust so long as the Fund remains invested in the Trust. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors/trustees deliberated in executive session, the entire Board of each of the Fund and the Trust, including all of the independent directors/trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Boards

Merrill Lynch Aggregate Bond Index Fund (the "Fund"), a series of Merrill Lynch Index Funds, Inc. (the "Corporation"), is a "feeder" fund that invests all of its assets in the Master Aggregate Bond Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Series level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust (the "trustees") considered a new investment advisory agreement between the Trust, on behalf of Series, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Corporation (the "directors") considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Corporation on behalf of the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Corporation on behalf of the Fund and BlackRock Advisors, however, no management/advisory fee will be charged to the Fund under the Fund's New Investment Advisory Agreement so long as the Fund remains invested in the Series.

Each Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreements on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors/trustees consulted with their counsel and counsel for the Corporation and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, each Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Series. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          27

Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with each Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and Series and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Boards before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Series shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and the Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that neither the schedule of the total advisory and administrative fees for the Fund nor the schedule of the total advisory fees of the Series will increase by virtue of either New Investment Advisory Agreement, but will remain the same;

o that in May 2005, Board had earlier performed a full review of the investment advisory agreements currently in effect for the Series and Fund (the "Current Investment Advisory Agreements") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund and the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the


28     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

      Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the Board has considered relevant in the exercise of its reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund and the Series in connection with each Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor the Series would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreements, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreements, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Series; (b) operating expenses of the Fund and the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objectives, policies and restrictions of the Fund and the Series, and their compliance with their Codes of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval or renewal of the Current Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund and the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Series; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Series.

In its deliberations, each Board considered information received in connection with its most recent approval of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund and the Series, and that the New Investment Advisory Agreements should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and the Series, but also considered certain areas in which both the Investment Adviser and the Fund/Series receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          29
other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund and the Series.

Each Board was given information with respect to the potential benefits to the Fund and the Series and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Series will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on its review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Board determined that the nature and quality of services to be provided to the Fund and the Series under each New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement of the Series. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Series under the New Investment Advisory Agreement of the Series.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund and the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the contractual management fee rate and actual management fee rate of the Fund/Series as a percentage of total assets at common asset levels -- the actual rate includes advisory and the effects of any fee waivers and, for the Fund, administrative service fees -- compared to the other funds in its Lipper category. They also compared the total expenses of the Fund and the Series to those of other comparable funds. The information showed that the Fund and the Series had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those for the Fund and the Series. Each Board concluded that the management fee and fee rate and overall expense ratio of the Fund and the Series are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Corporation on behalf of the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and the Series.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Series. Each Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether


30     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006
any adjustments in fees and/or fee breakpoints of the Fund or Series would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Series to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and the Series appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and the new administrative agreement are substantially similar to the Current Investment Advisory Agreements and the current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, neither the total advisory and administrative fees of the Fund nor the total advisory fees of the Series would be higher than the fees under the Current Investment Advisory Agreements and administrative agreement. Each Board noted that in conjunction with its most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and the total fees for advisory services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rate for advisory services for the Series and the rates for advisory and administrative services for the Fund would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under each New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on its review of the materials provided, including materials received in connection with their most recent approval of each Current Investment Advisory Agreement, and its discussions with management of the Investment Adviser and BlackRock, each Board determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The Fund's Board also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Series. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the performance of the Fund and the Series was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and the Series.

Conclusion -- After the independent directors of the Corporation, on behalf of the Fund, and trustees of the Trust, on behalf of the Series, deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rates were reasonable in relation to the services provided and that the New Investment Advisory Agreements were in the best interests of the shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          31

Disclosure of New Investment Advisory Agreement (concluded)

the continuance of the agreements in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreements -- Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreements, the Board of Directors of Merrill Lynch Index Funds, Inc. on behalf of the Fund, including the independent directors, and the Board of Trustees of the Trust on behalf of the Series, including the independent trustees, also discussed and approved contingent subadvisory agreements (the "Contingent Subadvisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreements are intended to ensure that the Fund and the Series operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund and its shareholders, or the Series and its shareholders, that the BlackRock Subadviser assist in managing the operations of the Fund or the Series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of each Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund or Series expenses as a result of either Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Fund and the Series operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund/Series and the BlackRock Subadviser would provide advisory services to the Fund/Series under each Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and the Series would not increase as a result of either Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund or Series to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved each Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


32     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Roy J. Hansen, Vice President
Jeffrey B. Hewson, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Director/Trustee of Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          33

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


34     MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2006          35

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #Index 1 -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                               Face      Interest          Maturity
                           Issue                             Amount        Rate             Date(s)                       Value
----------------------------------------------------------------------------------------------------------------------------------
Government &               Fannie Mae                   $ 5,760,000       2.625 %         11/15/2006                  $  5,701,519
Agency Obligations -                                      1,595,000        4.25            9/15/2007                     1,571,724
35.5%                                                     1,800,000       6.625           10/15/2007                     1,824,289
                                                         27,030,000        5.75            2/15/2008                    27,134,498
                                                          9,420,000        2.50            6/15/2008                     8,908,579
                                                         13,025,000        3.25            8/15/2008                    12,455,143
                                                         22,425,000        4.50         10/15/2008 (d)                  21,981,927
                                                          4,335,000       4.875            4/15/2009                     4,271,076
                                                         28,855,000       6.625            9/15/2009                    29,831,684
                                                          1,840,000        4.50            2/15/2011                     1,769,206
                                                          3,140,000       5.125            4/15/2011                     3,092,668
                                                         31,035,000        6.00            5/15/2011                    31,703,897
                                                          8,430,000       4.375            3/15/2013                     7,900,680
                                                          5,480,000       4.625           10/15/2014                     5,163,974
                                                          1,400,000        5.00            3/15/2016                     1,344,204
                                                            990,000       5.375            7/15/2016                       977,310
                                                          1,340,000        7.25            5/15/2030                     1,624,733
                           -------------------------------------------------------------------------------------------------------
                           Freddie Mac                   24,610,000       4.875            3/15/2007                    24,494,628
                                                          4,860,000        5.75            4/15/2008                     4,881,350
                                                          5,555,000       5.125            4/18/2008                     5,521,070
                                                         16,620,000       4.875            2/17/2009                    16,401,364
                                                          3,325,000        5.25            5/21/2009                     3,308,864
                                                         21,970,000       4.125            7/12/2010                    20,899,512
                                                          1,460,000        6.00            6/15/2011                     1,491,235
                                                          2,130,000        5.25            7/18/2011                     2,106,538
                                                          8,355,000       4.875           11/15/2013                     8,039,265
                                                            455,000       4.375            7/17/2015                       418,844
                                                         13,465,000        4.75           11/17/2015                    12,714,232
                                                          3,920,000        4.75            1/19/2016                     3,696,109
                                                          2,280,000        5.25            4/18/2016                     2,230,307
                                                          8,655,000        6.75            9/15/2029                     9,869,383
                                                          1,845,000        6.25            7/15/2032                     2,002,914
                           -------------------------------------------------------------------------------------------------------
                           Tennessee Valley               1,390,000        6.25           12/15/2017                     1,468,043
                           Authority Series E
                           -------------------------------------------------------------------------------------------------------
                           U.S. Treasury Bonds           14,375,000        8.75            5/15/2017                    18,547,114
                                                          8,625,000        8.50            2/15/2020                    11,279,879
                                                          5,800,000       8.125          8/15/2021 (d)                   7,477,018
                                                          8,225,000        6.25            8/15/2023                     9,071,278
                                                          5,395,000       6.875            8/15/2025                     6,397,289
                                                          3,350,000       6.375            8/15/2027                     3,802,511
                                                          1,830,000       5.375            2/15/2031                     1,861,597
                                                          1,935,000        4.50            2/15/2036                     1,735,000
                           -------------------------------------------------------------------------------------------------------
                           U.S. Treasury Notes            2,670,000       3.625            1/15/2010                     2,542,131
                                                          5,890,000        4.00           11/15/2012                     5,536,141
                           -------------------------------------------------------------------------------------------------------
                           Total Government & Agency Obligations (Cost - $363,843,423) - 35.5%                         355,050,727
----------------------------------------------------------------------------------------------------------------------------------
Government Agency          Fannie Mae Guaranteed            484,779        5.50     6/01/2011 - 2/01/2019                  476,455
Mortgage-Backed            Pass-Through Certificates        596,781        6.00     2/01/2013 - 6/01/2015                  598,834
Obligations* - 36.2%                                        418,414        6.50     1/01/2013 - 5/01/2016                  424,259
                                                            765,264        6.50    12/01/2025 - 1/01/2030                  773,100
                                                            271,457        7.00     4/01/2027 - 3/01/2031                  278,350
                                                            225,362        7.50    10/01/2027 - 5/01/2032                  233,690

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                               Face      Interest          Maturity
                           Issue                             Amount        Rate             Date(s)                       Value
---------------------------------------------------------------------------------------------------------------------------------
                                                       $     10,068        8.00%        9/01/2015                     $     10,597
                                                            205,652        8.00    11/01/2029 - 9/01/2031                  217,135
                                                             18,185        8.50     5/01/2030 - 1/01/2031                   19,539
                                                             48,900        9.50          7/01/2017                          53,267
                                                             21,837       10.00    10/01/2018 - 5/01/2022                   23,670
                                                              8,953       10.50          12/01/2016                          9,510
                           -------------------------------------------------------------------------------------------------------
                           Freddie Mac Mortgage           7,362,005        4.00     9/01/2020 - 1/01/2021                6,787,136
                           Participation Certificates    33,601,890        4.50    2/01/2011 - 9/15/2021 (h)            31,798,494
                                                          7,090,934        4.50     4/01/2034 - 1/01/2036                6,437,434
                                                         26,942,253        5.00    11/01/2017 - 7/15/2021 (h)           26,023,986
                                                         82,544,912        5.00    8/01/2035 - 7/15/2036 (h)            77,118,446
                                                          9,633,237        5.50    4/01/2014 - 8/15/2021 (h)             9,460,834
                                                        100,726,809        5.50    8/01/2035 - 9/15/2036 (h)            96,767,558
                                                          3,599,947        6.00    4/01/2016 - 10/01/2017                3,606,573
                                                         42,440,000        6.00    7/15/2036 - 9/15/2036 (h)            41,772,750
                                                          1,346,723        6.50     4/01/2015 - 3/01/2036                1,358,244
                                                         13,718,858        6.50    1/01/2026 - 9/15/2036 (h)            13,831,527
                                                            359,418        7.00     1/01/2011 - 7/01/2017                  367,740
                                                          2,946,273        7.00    1/01/2020 - 11/01/2032                3,019,727
                                                            131,313        7.50     5/01/2007 - 4/01/2016                  135,678
                                                            596,925        7.50     1/01/2023 - 9/01/2032                  618,538
                                                            348,189        8.00    11/01/2024 - 3/01/2032                  367,667
                                                             40,533        8.50     5/01/2028 - 8/01/2030                   43,460
                                                              8,580        9.00           9/01/2014                          9,094
                                                            188,179        9.50           2/01/2019                        202,404
                                                             36,908       10.00     3/01/2010 - 9/01/2017                   38,686
                                                             26,863       10.50           4/01/2016                         28,241
                                                             10,438       11.00           9/01/2016                         11,446
                                                              4,352       11.50           8/01/2015                          4,697
                                                             16,158       12.50           2/01/2014                         17,785
                           -------------------------------------------------------------------------------------------------------
                           Ginnie Mae MBS                 3,736,320        4.50           9/15/2035                      3,431,289
                           Certificates                   8,397,159        5.00    4/15/2035 - 9/15/2036 (h)             7,946,060
                                                         14,440,241        5.50     1/15/2035 - 5/15/2036               14,001,569
                                                          8,776,212        6.00     4/20/2026 - 6/15/2035                8,715,581
                                                             42,800        6.50     2/15/2014 - 5/15/2014                   43,542
                                                          2,004,566        6.50    4/15/2026 - 11/15/2034                2,031,768
                                                             26,970        7.00           4/15/2013                         27,812
                                                          1,158,608        7.00    7/15/2027 - 10/15/2031                1,195,639
                                                            453,156        7.50     3/15/2024 - 3/15/2032                  474,093
                                                            243,959        8.00    12/15/2022 - 6/15/2031                  258,833
                                                             88,940        8.50    11/15/2017 - 3/15/2031                   95,467
                                                             58,993        9.00    4/15/2018 - 11/15/2024                   63,514
                                                              7,038        9.50           9/15/2021                          7,719
                           -------------------------------------------------------------------------------------------------------
                           Total Government Agency Mortgage-Backed Obligations (Cost - $370,108,110) - 36.2%           361,239,437
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
                                          Amount    Non-Government Agency Mortgage-Backed Securities*                        Value
----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage             $  8,425,748    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
Obligations - 0.8%                                       5.50% due 8/25/2035 (c)                                   $     8,432,278
----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                   7,421,954    CS First Boston Mortgage Securities Corp. Series 2004-FL1A
Backed Securities - 9.6%                              Class A, 5.589% due 5/15/2014 (a)(c)                               7,421,757
                                      15,000,000    CS First Boston Mortgage Securities Corp. Series 2005-CN2A
                                                      Class A2, 5.769% due 11/15/2019 (a)(c)                            15,005,097
                                       5,429,721    Commercial Mortgage Pass-Through Certificates Series 2005-F10A
                                                      Class A1, 5.469% due 4/15/2017 (a)(c)                              5,430,467
                                       6,062,988    Greenwich Capital Commercial Funding Corp. Series 2004-FL2A
                                                      Class A2, 5.514% due 11/05/2019 (c)                                6,062,857
                                      12,370,913    Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
                                                      Class A2, 5.534% due 10/05/2020 (a)(c)                            12,370,913
                                      20,000,000    JPMorgan Chase Commercial Mortgage Securities Corp.
                                                      Series 2004-FL1A Class A2, 5.549% due 4/16/2019 (c)               20,016,716
                                      16,463,268    Lehman Brothers Floating Rate Commercial Mortgage Trust
                                                      Series 2004-LLFA Class A2, 5.539% due 10/15/2017 (a)(c)           16,462,914
                                      12,805,635    Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A
                                                      Class A2, 5.539% due 10/15/2015 (a)(c)                            12,805,414
                                                                                                                   ---------------
                                                                                                                        95,576,135
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Non-Government Agency Mortgage-Backed Securities
                                                    (Cost - $103,980,226) - 10.4%                                      104,008,413
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Industry                                            Fixed Income Securities
----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 0.7%               200,000    BAE Systems Holdings, Inc., 4.75% due 8/15/2010 (a)                    191,634
                                       1,000,000    Boeing Capital Corp., 5.75% due 2/15/2007                            1,000,883
                                       1,000,000    Boeing Capital Corp., 7.375% due 9/27/2010                           1,062,483
                                         540,000    General Dynamics Corp., 3% due 5/15/2008                               515,134
                                         300,000    Honeywell International, Inc., 6.125% due 11/01/2011                   305,522
                                         455,000    Honeywell International, Inc., 5.40% due 3/15/2016                     438,995
                                         450,000    Lockheed Martin Corp., 8.50% due 12/01/2029                            566,388
                                         587,000    Northrop Grumman Corp., 7.125% due 2/15/2011                           617,688
                                          21,000    Raytheon Co., 6.15% due 11/01/2008                                      21,205
                                         350,000    Raytheon Co., 6.75% due 3/15/2018                                      367,039
                                         150,000    Rockwell Collins, Inc., 4.75% due 12/01/2013                           142,365
                                         600,000    United Technologies Corp., 4.875% due 11/01/2006                       598,538
                                       1,355,000    United Technologies Corp., 6.35% due 3/01/2011                       1,387,096
                                                                                                                   ---------------
                                                                                                                         7,214,970
----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.0%            90,000    United Parcel Service, Inc., 8.375% due 4/01/2020                      110,755
----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                          540,000    Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013         549,606
                                         250,000    Southwest Airlines Co., 5.125% due 3/01/2017                           225,093
                                                                                                                   ---------------
                                                                                                                           774,699
----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.0%                   200,000    Johnson Controls, Inc., 5.25% due 1/15/2011                            194,899
                                         200,000    Johnson Controls, Inc., 4.875% due 9/15/2013                           186,949
                                                                                                                   ---------------
                                                                                                                           381,848
----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                       150,000    DaimlerChrysler NA Holding Corp., 5.875% due 3/15/2011                 147,548
                                         280,000    DaimlerChrysler NA Holding Corp., 7.30% due 1/15/2012                  291,374
                                         425,000    DaimlerChrysler NA Holding Corp., 6.50% due 11/15/2013                 424,769
                                         550,000    DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                  622,752
                                         150,000    Harley-Davidson, Inc., 3.625% due 12/15/2008 (a)                       143,150
                                                                                                                   ---------------
                                                                                                                         1,629,593
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Beverages - 0.3%                    $    135,000    Anheuser-Busch Cos., Inc., 4.625% due 2/01/2015                $       123,546
                                         160,000    Anheuser-Busch Cos., Inc., 5.95% due 1/15/2033                         155,024
                                         140,000    Anheuser-Busch Cos., Inc., 6% due 11/01/2041                           133,494
                                         645,000    Coca-Cola Enterprises, Inc., 6.75% due 9/15/2028                       677,773
                                         140,000    Diageo Capital Plc, 3.50% due 11/19/2007                               135,839
                                         550,000    Diageo Finance B.V., 5.30% due 10/28/2015                              520,045
                                         250,000    Miller Brewing Co., 5.50% due 8/15/2013 (a)                            239,870
                                         155,000    Pepsi Bottling Group, Inc. Series B, 7% due 3/01/2029                  166,998
                                          92,000    Pepsi Bottling Holdings, Inc., 5.625% due 2/17/2009 (a)                 92,025
                                         250,000    PepsiAmericas, Inc., 5% due 5/15/2017                                  228,748
                                                                                                                   ---------------
                                                                                                                         2,473,362
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                     525,000    Amgen, Inc., 4% due 11/18/2009                                         499,042
                                         180,000    Genentech, Inc., 4.40% due 7/15/2010                                   171,935
                                         175,000    Genentech, Inc., 5.25% due 7/15/2035                                   151,064
                                                                                                                   ---------------
                                                                                                                           822,041
----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.0%                 250,000    Masco Corp., 4.80% due 6/15/2015                                       222,890
                                          45,000    Masco Corp., 6.50% due 8/15/2032                                        42,417
                                                                                                                   ---------------
                                                                                                                           265,307
----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 1.6%                   365,000    The Bank of New York Co., Inc., 5.20% due 7/01/2007                    363,033
                                         600,000    The Bank of New York Co., Inc. Series CD, 5.05% due 3/03/2009          589,204
                                       1,100,000    The Bear Stearns Cos., Inc., 3.25% due 3/25/2009                     1,034,290
                                         525,000    The Bear Stearns Cos., Inc., 4.65% due 7/02/2018                       459,284
                                         775,000    Credit Suisse First Boston USA, Inc., 5.75% due 4/15/2007              775,068
                                       1,000,000    Credit Suisse First Boston USA, Inc., 4.625% due 1/15/2008             985,942
                                         800,000    Credit Suisse First Boston USA, Inc., 6.50% due 1/15/2012              825,479
                                         150,000    Credit Suisse First Boston USA, Inc., 5.125% due 8/15/2015             140,195
                                         255,000    Credit Suisse First Boston USA, Inc., 7.125% due 7/15/2032             279,307
                                          70,000    Goldman Sachs Group, Inc., 4.125% due 1/15/2008                         68,502
                                       1,000,000    Goldman Sachs Group, Inc., 3.875% due 1/15/2009                        958,075
                                       1,900,000    Goldman Sachs Group, Inc., 6.60% due 1/15/2012                       1,960,912
                                         400,000    Goldman Sachs Group, Inc., 5.25% due 4/01/2013                         384,870
                                         525,000    Goldman Sachs Group, Inc., 5.125% due 1/15/2015                        490,811
                                         930,000    Goldman Sachs Group, Inc., 6.125% due 2/15/2033                        868,687
                                         200,000    Jefferies Group, Inc., 6.25% due 1/15/2036                             182,532
                                         600,000    Lehman Brothers Holdings, Inc., 7% due 2/01/2008                       611,223
                                         500,000    Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008                    478,613
                                         245,000    Lehman Brothers Holdings, Inc., 7.875% due 8/15/2010                   263,635
                                         375,000    Lehman Brothers Holdings, Inc., 6.625% due 1/18/2012                   388,223
                                         400,000    Lehman Brothers Holdings, Inc., 4.80% due 3/13/2014                    369,808
                                         250,000    Mellon Funding Corp., 5% due 12/01/2014                                235,296
                                         600,000    Morgan Stanley, 4.25% due 5/15/2010                                    566,479
                                         845,000    Morgan Stanley, 6.60% due 4/01/2012                                    877,162
                                       1,250,000    Morgan Stanley, 4.75% due 4/01/2014                                  1,146,025
                                         200,000    Morgan Stanley, 5.375% due 10/15/2015                                  189,332
                                         300,000    Morgan Stanley, 7.25% due 4/01/2032                                    329,501
                                         150,000    State Street Bank & Trust Co., 5.30% due 1/15/2016                     143,424
                                                                                                                   ---------------
                                                                                                                        15,964,912
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.2%                         170,000    Albemarle Corp., 5.10% due 2/01/2015                                   156,218
                                         175,000    Cytec Industries, Inc., 6% due 10/01/2015                              166,181
                                         600,000    The Dow Chemical Co., 6% due 10/01/2012                                604,423
                                         150,000    Lubrizol Corp., 6.50% due 10/01/2034                                   143,460
                                         345,000    Potash Corp. of Saskatchewan Inc., 7.75% due 5/31/2011                 371,637
                                         235,000    Praxair, Inc., 6.50% due 3/01/2008                                     238,219
                                          70,000    Praxair, Inc., 3.95% due 6/01/2013                                      62,586
                                          44,000    Rohm & Haas Co., 7.40% due 7/15/2009                                    46,146
                                         200,000    Rohm & Haas Co., 7.85% due 7/15/2029                                   233,876
                                         250,000    Yara International ASA, 5.25% due 12/15/2014 (a)                       232,093
                                                                                                                   ---------------
                                                                                                                         2,254,839
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 2.5%             $    825,000    BB&T Corp., 6.50% due 8/01/2011                                $       851,817
                                         295,000    Bank One Corp., 5.90% due 11/15/2011                                   295,982
                                         378,000    Bank One Corp., 8% due 4/29/2027                                       443,098
                                         300,000    Bank of America NA, 6% due 6/15/2016                                   300,071
                                         400,000    Comerica, Inc., 4.80% due 5/01/2015                                    364,130
                                         535,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012                    559,611
                                         460,000    Deutsche Bank Financial, Inc., 7.50% due 4/25/2009                     480,601
                                         500,000    Eksportfinans A/S, 4.75% due 12/15/2008                                492,071
                                         350,000    Eksportfinans A/S, 5.50% due 5/25/2016                                 347,635
                                         500,000    Fifth Third Bank, 4.20% due 2/23/2010                                  476,602
                                       1,150,000    HSBC Bank USA NA, 5.875% due 11/01/2034                              1,050,465
                                         200,000    Huntington National Bank, 5.50% due 2/15/2016                          188,629
                                       1,000,000    KFW International Finance, 5.125% due 5/13/2009 (h)                    992,990
                                         485,000    Key Bank National Association, 5% due 7/17/2007                        480,213
                                         450,000    Key Bank National Association, 4.95% due 9/15/2015                     415,088
                                         600,000    KfW - Kreditanstalt fuer Wiederaufbau, 3.25% due 3/30/2009             567,227
                                         600,000    KfW - Kreditanstalt fuer Wiederaufbau, 4.125% due 10/15/2014           550,200
                                       1,130,000    KfW - Kreditanstalt fuer Wiederaufbau, 4.375% due 7/21/2015          1,041,191
                                       1,000,000    Korea Development Bank, 4.75% due 7/20/2009                            969,941
                                         395,000    M&I Marshall & Ilsley Bank, 4.125% due 9/04/2007                       387,012
                                         500,000    M&T Bank Corp., 3.85% due 4/01/2013 (a)(c)                             484,880
                                         570,000    National Australia Bank Ltd. Series A, 8.60% due 5/19/2010             624,670
                                         600,000    National City Bank, 4.50% due 3/15/2010                                575,385
                                         295,000    National City Bank of Indiana, 4% due 9/28/2007                        288,441
                                         500,000    PNC Funding Corp., 4.20% due 3/10/2008                                 487,608
                                         200,000    Popular North America, Inc., 4.70% due 6/30/2009                       193,306
                                         350,000    Regions Financial Corp., 6.375% due 5/15/2012                          359,690
                                       1,065,000    Royal Bank of Scotland Group Plc, 5.05% due 1/08/2015                1,005,385
                                         200,000    Santander Central Hispano Issuances Ltd., 7.625% due 9/14/2010         213,767
                                         450,000    Sovereign Bank, 5.125% due 3/15/2013                                   425,696
                                         400,000    Synovus Financial Corp., 4.875% due 2/15/2013                          378,226
                                         485,000    US Bancorp, 5.10% due 7/15/2007                                        481,883
                                         120,000    US Bancorp Series N, 3.95% due 8/23/2007                               117,451
                                         400,000    US Bank NA, 4.40% due 8/15/2008                                        391,231
                                         500,000    US Bank NA, 6.30% due 2/04/2014                                        512,663
                                         400,000    UnionBanCal Corp., 5.25% due 12/16/2013                                381,970
                                         625,000    Wachovia Bank NA, 4.875% due 2/01/2015                                 578,396
                                         200,000    Wachovia Bank NA, 5.60% due 3/15/2016                                  193,919
                                         895,000    Wachovia Corp., 5.625% due 12/15/2008                                  894,351
                                       1,870,000    Wachovia Corp., 3.625% due 2/17/2009                                 1,778,766
                                          30,000    Wachovia Corp., 5.25% due 8/01/2014                                     28,613
                                       1,970,000    Wells Fargo & Co., 3.125% due 4/01/2009                              1,845,843
                                         250,000    Wells Fargo & Co., 5.125% due 9/15/2016                                233,303
                                         600,000    Wells Fargo & Co., 5.375% due 2/07/2035                                533,906
                                         350,000    Westpac Banking Corp., 4.625% due 6/01/2018                            310,278
                                                                                                                   ---------------
                                                                                                                        24,574,201
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                    300,000    Aramark Services, Inc., 6.375% due 2/15/2008                           299,108
Supplies - 0.4%                          815,000    Cendant Corp., 6.875% due 8/15/2006                                    815,801
                                       1,000,000    International Lease Finance Corp., 5% due 4/15/2010                    971,136
                                         385,000    Pitney Bowes, Inc., 4.75% due 5/15/2018                                341,850
                                         250,000    RR Donnelley & Sons Co., 4.95% due 5/15/2010                           240,125
                                          80,000    Science Applications International Corp., 5.50% due 7/01/2033           67,221
                                       1,250,000    Waste Management, Inc., 7.375% due 8/01/2010                         1,318,535
                                                                                                                   ---------------
                                                                                                                         4,053,776
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 0.2%     $    615,000    Alltel Corp., 7% due 7/01/2012                                 $       649,045
                                         825,000    Cisco Systems, Inc., 5.50% due 2/22/2016                               792,187
                                         100,000    Harris Corp., 6.35% due 2/01/2028                                      101,187
                                         350,000    Motorola Inc., 7.625% due 11/15/2010                                   374,807
                                                                                                                   ---------------
                                                                                                                         1,917,226
----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.2%           200,000    Dell, Inc., 7.10% due 4/15/2028                                        216,298
                                         335,000    Hewlett-Packard Co., 3.625% due 3/15/2008                              323,976
                                         395,000    International Business Machines Corp., 6.45% due 8/01/2007             397,522
                                         500,000    International Business Machines Corp., 4.75% due 11/29/2012            473,822
                                         550,000    International Business Machines Corp., 5.875% due 11/29/2032           526,195
                                                                                                                   ---------------
                                                                                                                         1,937,813
----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.0%            355,000    Hanson Australia Funding Ltd., 5.25% due 3/15/2013                     335,626
----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.9%                1,535,000    American Express Co., 3.75% due 11/20/2007                           1,496,932
                                         875,000    American General Finance Corp. Series H, 5.375% due 10/01/2012         851,327
                                       1,600,000    Capital One Bank, 4.875% due 5/15/2008                               1,576,299
                                         150,000    CitiFinancial,10% due 5/15/2009                                        166,752
                                       1,015,000    HSBC Finance Corp., 5.875% due 2/01/2009                             1,021,240
                                         800,000    HSBC Finance Corp., 4.75% due 5/15/2009                                781,136
                                         300,000    HSBC Finance Corp., 4.75% due 4/15/2010                                289,366
                                         750,000    HSBC Finance Corp., 7% due 5/15/2012                                   789,246
                                         450,000    HSBC Finance Corp., 4.75% due 7/15/2013                                418,345
                                         400,000    MBNA America Bank NA, 4.625% due 8/03/2009                             388,907
                                         225,000    MBNA America Bank NA, 7.125% due 11/15/2012                            240,181
                                       1,000,000    SLM Corp., 5.375% due 5/15/2014                                        958,202
                                                                                                                   ---------------
                                                                                                                         8,977,933
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.0%            200,000    Sealed Air Corp., 5.375% due 4/15/2008 (a)                             198,299
                                         135,000    Sealed Air Corp., 6.95% due 5/15/2009 (a)                              138,745
                                                                                                                   ---------------
                                                                                                                           337,044
----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                     300,000    J. Paul Getty Trust Series 2003, 5.875% due 10/01/2033                 285,238
Services - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                    113,000    Bank of America Corp., 6.60% due 5/15/2010                             116,005
Services - 2.0%                        1,455,000    Bank of America Corp., 4.50% due 8/01/2010                           1,395,233
                                         750,000    Bank of America Corp., 4.875% due 1/15/2013                            713,702
                                       1,000,000    Bank of America Corp., 4.75% due 8/01/2015                             922,261
                                         730,000    Brascan Corp., 5.75% due 3/01/2010                                     725,440
                                         250,000    CIT Group Funding Co. of Canada, 5.20% due 6/01/2015                   234,150
                                         800,000    CIT Group, Inc., 5.75% due 9/25/2007                                   799,547
                                         400,000    CIT Group, Inc., 5.50% due 11/30/2007                                  398,678
                                         640,000    CIT Group, Inc., 4.125% due 11/03/2009                                 609,099
                                         300,000    CIT Group, Inc., 5% due 2/13/2014                                      280,424
                                         100,000    CIT Group, Inc., 6% due 4/01/2036                                       91,639
                                          90,000    Citicorp, 6.375% due 11/15/2008                                         91,599
                                         600,000    Citigroup, Inc., 3.50% due 2/01/2008                                   581,032
                                         125,000    Citigroup, Inc., 6.50% due 1/18/2011                                   128,878
                                         471,000    Citigroup, Inc., 5% due 9/15/2014                                      440,840
                                         540,000    Citigroup, Inc., 6.625% due 6/15/2032                                  555,946
                                         375,000    Citigroup, Inc., 6% due 10/31/2033                                     355,253
                                         575,000    Citigroup, Inc., 5.85% due 12/11/2034                                  541,661

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
                                    $    800,000    General Electric Capital Corp., 5.375% due 3/15/2007           $       799,024
                                         500,000    General Electric Capital Corp., 4.25% due 1/15/2008                    490,387
                                       1,905,000    General Electric Capital Corp., 6.75% due 3/15/2032                  2,033,443
                                       1,000,000    General Electric Capital Corp. Series A, 4.125% due 3/04/2008          976,430
                                       1,000,000    General Electric Capital Corp. Series A, 4.875% due 10/21/2010         971,328
                                       1,100,000    JPMorgan Chase & Co., 4% due 2/01/2008                               1,072,804
                                         400,000    JPMorgan Chase & Co., 3.50% due 3/15/2009                              379,105
                                         500,000    JPMorgan Chase & Co., 4.50% due 11/15/2010                             474,995
                                       1,245,000    JPMorgan Chase & Co., 6.625% due 3/15/2012                           1,289,078
                                         380,000    JPMorgan Chase & Co., 5.125% due 9/15/2014                             358,929
                                         500,000    JPMorgan Chase & Co., 5.15% due 10/01/2015                             466,701
                                         390,000    Nissan Motor Acceptance Corp., 4.625% due 3/08/2010 (a)                372,606
                                         430,000    Toyota Motor Credit Corp., 4.25% due 3/15/2010                         410,637
                                         625,000    UFJ Finance Aruba AEC, 6.75% due 7/15/2013                             651,113
                                                                                                                   ---------------
                                                                                                                        19,727,967
----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication            700,000    AT&T, Inc., 5.30% due 11/15/2010                                       682,962
Services - 1.3%                          900,000    Ameritech Capital Funding, 6.45% due 1/15/2018                         879,354
                                         800,000    BellSouth Corp., 5% due 10/15/2006                                     798,470
                                         614,000    BellSouth Corp., 6% due 10/15/2011                                     613,384
                                         500,000    BellSouth Corp., 5.20% due 9/15/2014                                   465,204
                                         170,000    BellSouth Corp., 6.55% due 6/15/2034                                   161,877
                                         350,000    BellSouth Corp., 6% due 11/15/2034                                     311,019
                                       1,295,000    British Telecommunications Plc, 8.375% due 12/15/2010                1,421,740
                                         200,000    British Telecommunications Plc, 8.875% due 12/15/2030                  245,801
                                         800,000    Deutsche Telekom International Finance BV, 3.875% due 7/22/2008        773,208
                                         150,000    Deutsche Telekom International Finance BV, 8% due 6/15/2010            161,035
                                         300,000    Deutsche Telekom International Finance BV, 5.75% due 3/23/2016         283,143
                                         450,000    Deutsche Telekom International Finance BV, 8.25% due 6/15/2030         519,548
                                         130,000    Embarq Corp., 7.082% due 6/01/2016                                     129,286
                                         400,000    France Telecom SA, 8.50% due 3/01/2031                                 481,310
                                       1,100,000    GTE Corp., 6.84% due 4/15/2018                                       1,119,516
                                         255,000    GTE Corp., 6.94% due 4/15/2028                                         249,122
                                         490,000    Royal KPN NV, 8% due 10/01/2010                                        519,731
                                         150,000    SBC Communications, Inc., 6.45% due 6/15/2034                          142,584
                                         750,000    SBC Communications, Inc., 6.15% due 9/15/2034                          688,313
                                         200,000    Tele-Communications-TCI Group, 9.80% due 2/01/2012                     230,720
                                         750,000    Telecom Italia Capital SA, 5.25% due 11/15/2013                        693,350
                                         200,000    Telecom Italia Capital SA, 4.95% due 9/30/2014                         179,051
                                         200,000    Telecom Italia Capital SA, 6% due 9/30/2034                            172,684
                                         250,000    Telefonos de Mexico, SA de CV, 4.75% due 1/27/2010                     238,083
                                         575,000    Verizon Global Funding Corp., 4.90% due 9/15/2015                      519,858
                                         315,000    Verizon Global Funding Corp., 7.75% due 12/01/2030                     339,743
                                         100,000    Verizon Global Funding Corp., 5.85% due 9/15/2035                       86,995
                                                                                                                   ---------------
                                                                                                                        13,107,091
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.7%           $    200,000    American Electric Power Co., Inc., 5.25% due 6/01/2015         $       186,631
                                         150,000    Appalachian Power Co., 6.375% due 4/01/2036                            143,562
                                         235,000    Arizona Public Service Co., 5.50% due 9/01/2035                        196,472
                                         280,000    Commonwealth Edison Co., 6.95% due 7/15/2018                           282,512
                                         175,000    Consolidated Edison Co. of New York, 4.70% due 6/15/2009               170,495
                                         375,000    Consolidated Edison Co. of New York, Series 03-C,
                                                      5.10% due 6/15/2033                                                  313,645
                                         500,000    DTE Energy Co., 6.35% due 6/01/2016                                    497,461
                                         125,000    Entergy Mississippi, Inc., 5.15% due 2/01/2013                         116,508
                                         200,000    Exelon Corp., 5.625% due 6/15/2035                                     175,444
                                         170,000    FPL Group Capital, Inc., 7.625% due 9/15/2006                          170,599
                                         175,000    FPL Group Capital, Inc., 7.375% due 6/01/2009                          182,343
                                         300,000    FirstEnergy Corp., 7.375% due 11/15/2031                               321,855
                                         200,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011                       203,504
                                         305,000    Florida Power & Light Co., 5.40% due 9/01/2035                         270,427
                                         160,000    Georgia Power Co. Series K, 5.125% due 11/15/2012                      154,651
                                         160,000    Hydro-Quebec, 8.40% due 1/15/2022                                      201,455
                                         160,000    Hydro Quebec Series GF, 8.875% due 3/01/2026                           215,176
                                         200,000    Metropolitan Edison Co., 4.875% due 4/01/2014                          183,671
                                         200,000    Ohio Power Co. Series G, 6.60% due 2/15/2033                           200,256
                                         200,000    PacifiCorp, 5.25% due 6/15/2035                                        172,218
                                         350,000    Pepco Holdings Inc, 6.45% due 8/15/2012                                354,205
                                         235,000    Progress Energy, Inc., 7.10% due 3/01/2011                             245,141
                                         550,000    Progress Energy, Inc., 5.625% due 1/15/2016                            525,631
                                         175,000    Public Service Co. of Colorado Series 15, 5.50% due 4/01/2014          170,801
                                         150,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008                  145,464
                                         150,000    Southern California Edison Co., 6% due 1/15/2034                       143,227
                                         125,000    Southern California Edison Co., 5.55% due 1/15/2036                    111,752
                                         830,000    TXU Electric Delivery Co., 6.375% due 5/01/2012                        837,759
                                         300,000    Westar Energy, Inc., 5.10% due 7/15/2020                               264,522
                                         280,000    Wisconsin Electric Power, 5.625% due 5/15/2033                         257,371
                                                                                                                   ---------------
                                                                                                                         7,414,758
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.0%              250,000    Cooper Industries, Inc., 5.50% due 11/01/2009                          248,431
----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                       150,000    Halliburton Co., 5.50% due 10/15/2010                                  148,582
Services - 0.0%                          225,000    Nabors Industries, Inc., 5.375% due 8/15/2012                          218,635
                                          75,000    Weatherford International Ltd., 5.50% due 2/15/2016                     71,550
                                                                                                                   ---------------
                                                                                                                           438,767
----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 0.4%          200,000    CVS Corp., 4% due 9/15/2009                                            189,261
                                         160,000    The Kroger Co., 7.625% due 9/15/2006                                   160,490
                                         525,000    The Kroger Co., 7.50% due 4/01/2031                                    551,120
                                          85,000    The Kroger Co. Series B, 7.70% due 6/01/2029                            90,321
                                         390,000    SUPERVALU, Inc., 7.50% due 5/15/2012                                   384,220
                                         110,000    SYSCO Corp., 5.375% due 9/21/2035                                       97,947
                                       1,735,000    Wal-Mart Stores, Inc., 6.875% due 8/10/2009                          1,796,690
                                         125,000    Wal-Mart Stores, Inc., 7.55% due 2/15/2030                             145,052
                                         475,000    Wal-Mart Stores, Inc., 5.25% due 9/01/2035                             414,451
                                                                                                                   ---------------
                                                                                                                         3,829,552
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.4%                $    285,000    Archer Daniels Midland Co., 5.935% due 10/01/2032              $       273,461
                                         100,000    Bunge Ltd Finance Corp., 5.10% due 7/15/2015 (a)                        90,278
                                         200,000    Campbell Soup Co., 4.875% due 10/01/2013                               188,216
                                         200,000    ConAgra Foods, Inc., 7% due 10/01/2028                                 203,371
                                         370,000    ConAgra Foods, Inc., 8.25% due 9/15/2030                               426,372
                                         400,000    General Mills Inc., 6% due 2/15/2012                                   402,355
                                         500,000    Kellogg Co., 2.875% due 6/01/2008                                      475,043
                                         260,000    Kraft Foods, Inc., 5.625% due 11/01/2011                               256,094
                                       1,000,000    Kraft Foods, Inc. Series A, 4.125% due 11/12/2009                      950,485
                                         170,000    Sara Lee Corp., 6.25% due 9/15/2011                                    169,367
                                         180,000    Sara Lee Corp., 6.125% due 11/01/2032                                  158,170
                                          90,000    Unilever Capital Corp., 7.125% due 11/01/2010                           94,496
                                         200,000    Unilever Capital Corp., 5.90% due 11/15/2032                           187,350
                                         235,000    Wm. Wrigley Jr. Co., 4.65% due 7/15/2015                               215,130
                                                                                                                   ---------------
                                                                                                                         4,090,188
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                     200,000    AGL Capital Corp., 4.45% due 4/15/2013                                 181,745
                                         300,000    Atmos Energy Corp., 7.375% due 5/15/2011                               316,356
                                         260,000    Nisource Finance Corp., 5.25% due 9/15/2017                            236,533
                                         500,000    Southern California Gas Co., 4.80% due 10/01/2012                      474,379
                                                                                                                   ---------------
                                                                                                                         1,209,013
----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                  320,000    Baxter International, Inc., 4.625% due 3/15/2015                       287,894
Supplies - 0.1%                          425,000    Boston Scientific Corp., 5.45% due 6/15/2014                           395,661
                                         185,000    Medtronic, Inc., 4.375% due 9/15/2010                                  176,225
                                                                                                                   ---------------
                                                                                                                           859,780
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                  300,000    Quest Diagnostics, Inc., 5.45% due 11/01/2015                          284,427
Services - 0.2%                          375,000    UnitedHealth Group, Inc., 3.30% due 1/30/2008                          361,133
                                         340,000    UnitedHealth Group, Inc., 5% due 8/15/2014                             317,985
                                         300,000    UnitedHealth Group, Inc., 5.375% due 3/15/2016                         283,806
                                         300,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036                          268,528
                                                                                                                   ---------------
                                                                                                                         1,515,879
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                    380,000    Carnival Corp., 3.75% due 11/15/2007                                   369,208
Leisure - 0.2%                           225,000    Carnival Corp., 6.15% due 4/15/2008                                    226,020
                                         700,000    Harrah's Operating Co., Inc., 5.50% due 7/01/2010                      682,919
                                         200,000    Harrah's Operating Co., Inc., 6.50% due 6/01/2016                      194,877
                                         225,000    Harrah's Operating Co., Inc., 5.75% due 10/01/2017                     204,971
                                         350,000    Yum! Brands, Inc., 7.65% due 5/15/2008                                 360,702
                                                                                                                   ---------------
                                                                                                                         2,038,697
----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.3%                360,000    Black & Decker Corp., 4.75% due 11/01/2014                             323,832
                                         390,000    Centex Corp., 7.875% due 2/01/2011                                     412,454
                                         500,000    DR Horton, Inc., 6.50% due 4/15/2016                                   480,742
                                         200,000    Fortune Brands, Inc., 5.125% due 1/15/2011                             191,549
                                         700,000    Fortune Brands, Inc., 5.375% due 1/15/2016                             647,518
                                         200,000    Lennar Corp., 5.95% due 3/01/2013                                      190,192
                                         100,000    MDC Holdings, Inc., 5.50% due 5/15/2013                                 91,281
                                         110,000    Pulte Homes, Inc., 7.875% due 8/01/2011                                115,449
                                         350,000    Pulte Homes, Inc., 5.25% due 1/15/2014                                 315,701
                                          75,000    The Stanley Works, 4.90% due 11/01/2012                                 71,173
                                         325,000    Toll Brothers Finance Corp., 6.875% due 11/15/2012                     323,765
                                                                                                                   ---------------
                                                                                                                         3,163,656
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Household Products - 0.1%           $    490,000    Clorox Co., 4.20% due 1/15/2010                                $       466,232
                                         294,000    Kimberly-Clark Corp., 7.10% due 8/01/2007                              297,769
                                         180,000    The Procter & Gamble Co., 4.95% due 8/15/2014                          171,195
                                         200,000    The Procter & Gamble Co., 4.85% due 12/15/2015                         186,816
                                         250,000    The Procter & Gamble Co., 5.80% due 8/15/2034                          240,282
                                                                                                                   ---------------
                                                                                                                         1,362,294
----------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.0%                       435,000    First Data Corp., 6.375% due 12/15/2007                                438,287
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.2%          725,000    General Electric Co., 5% due 2/01/2013                                 694,433
                                         300,000    Tyco International Group SA, 6.125% due 1/15/2009                      302,019
                                         600,000    Tyco International Group SA, 6% due 11/15/2013                         594,418
                                                                                                                   ---------------
                                                                                                                         1,590,870
----------------------------------------------------------------------------------------------------------------------------------
Insurance - 0.8%                         330,000    ACE INA Holdings Inc., 8.30% due 8/15/2006                             330,916
                                         350,000    ACE INA Holdings Inc., 5.875% due 6/15/2014                            338,144
                                         710,000    AXA Financial, Inc., 7.75% due 8/01/2010                               755,554
                                         400,000    The Allstate Corp., 6.125% due 2/15/2012                               406,588
                                         350,000    The Allstate Corp., 5% due 8/15/2014                                   326,827
                                         150,000    The Allstate Corp., 5.35% due 6/01/2033                                127,055
                                         325,000    American General Corp., 7.50% due 7/15/2025                            367,063
                                         200,000    American International Group, Inc., 6.25% due 5/01/2036 (a)            191,686
                                         450,000    Berkshire Hathaway Finance Corp., 4.125% due 1/15/2010                 428,122
                                         500,000    Berkshire Hathaway Finance Corp., 4.85% due 1/15/2015                  465,991
                                         300,000    Genworth Financial, Inc., 5.75% due 6/15/2014                          295,644
                                         300,000    Hartford Life, Inc., 7.375% due 3/01/2031                              333,193
                                         275,000    John Hancock Financial Services, Inc., 5.625% due 12/01/2008           275,329
                                         175,000    Marsh & McLennan Cos., Inc., 6.25% due 3/15/2012                       174,791
                                         300,000    Marsh & McLennan Cos., Inc., 5.75% due 9/15/2015                       283,193
                                         150,000    Metlife, Inc., 6.125% due 12/01/2011                                   152,574
                                         625,000    Metlife, Inc., 5% due 11/24/2013                                       587,978
                                         200,000    Metlife, Inc., 5.70% due 6/15/2035                                     178,410
                                          75,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013                       69,604
                                         500,000    Monumental Global Funding II, 4.375% due 7/30/2009 (a)                 481,604
                                         145,000    New York Life Insurance Co., 5.875% due 5/15/2033 (a)                  138,496
                                         425,000    The Progressive Corp., 6.25% due 12/01/2032                            419,560
                                         500,000    Prudential Financial, Inc., 5.10% due 9/20/2014                        471,090
                                         100,000    RLI Corp., 5.95% due 1/15/2014                                          95,168
                                         150,000    SunAmerica, Inc., 5.60% due 7/31/2097                                  126,388
                                         250,000    Travelers Property Casualty Corp., 6.375% due 3/15/2033                237,260
                                         350,000    W.R. Berkley Corp., 5.125% due 9/30/2010                               339,201
                                          60,000    Western & Southern Financial Group, Inc.,
                                                      5.75% due 7/15/2033 (a)                                               54,375
                                                                                                                   ---------------
                                                                                                                         8,451,804
----------------------------------------------------------------------------------------------------------------------------------
Machinery - 0.3%                         265,000    Caterpillar Financial Services Corp., 4.875% due 6/15/2007             263,002
                                         300,000    Caterpillar Financial Services Corp., 4.60% due 1/15/2014              276,679
                                       1,000,000    Caterpillar, Inc., 6.55% due 5/01/2011                               1,039,113
                                         230,000    Deere & Co., 6.95% due 4/25/2014                                       244,955
                                         220,000    Dover Corp., 4.875% due 10/15/2015                                     203,456
                                         500,000    John Deere Capital Corp., 4.875% due 3/16/2009                         490,197
                                                                                                                   ---------------
                                                                                                                         2,517,402
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Media - 1.0%                        $    255,000    British Sky Broadcasting Plc, 8.20% due 7/15/2009              $       270,802
                                         400,000    CBS Corp., 5.50% due 5/15/2033                                         321,436
                                         200,000    COX Enterprises, Inc., 4.375% due 5/01/2008 (a)                        193,574
                                         575,000    Clear Channel Communications, Inc., 4.90% due 5/15/2015                490,814
                                         100,000    Clear Channel Communications, Inc., 7.25% due 10/15/2027                93,933
                                         450,000    Comcast Cable Communications, 8.875% due 5/01/2017                     524,062
                                         465,000    Comcast Corp., 5.85% due 1/15/2010                                     464,552
                                         570,000    Comcast Corp., 7.05% due 3/15/2033                                     578,257
                                         250,000    Comcast Corp., 6.50% due 11/15/2035                                    235,993
                                         170,000    Comcast Corp., 6.45% due 3/15/2037                                     159,678
                                         235,000    Cox Communications, Inc., 7.125% due 10/01/2012                        243,066
                                         450,000    Cox Communications, Inc., 6.80% due 8/01/2028                          440,421
                                         375,000    Gannett Co., Inc., 5.50% due 4/01/2007                                 373,311
                                         200,000    IAC/InterActiveCorp, 7% due 1/15/2013                                  200,814
                                         665,000    News America, Inc., 7.25% due 5/18/2018                                709,244
                                         340,000    News America, Inc., 7.28% due 6/30/2028                                343,732
                                         345,000    The Thomson Corp., 5.75% due 2/01/2008                                 344,442
                                         325,000    The Thomson Corp., 4.25% due 8/15/2009                                 310,212
                                         352,000    Time Warner Companies, Inc., 6.875% due 6/15/2018                      357,306
                                       1,660,000    Time Warner, Inc., 6.875% due 5/01/2012                              1,715,562
                                         400,000    Time Warner, Inc., 7.70% due 5/01/2032                                 434,741
                                         200,000    Univision Communications, Inc., 7.85% due 7/15/2011                    201,557
                                         350,000    Viacom, Inc., 6.875% due 4/30/2036 (a)                                 337,771
                                         375,000    Walt Disney Co., 6.375% due 3/01/2012                                  384,808
                                         100,000    Walt Disney Co. Series B, 6.20% due 6/20/2014                          101,642
                                                                                                                   ---------------
                                                                                                                         9,831,730
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.3%                   840,000    Alcan, Inc., 6.45% due 3/15/2011                                       861,019
                                         150,000    Alcan, Inc., 5.75% due 6/01/2035                                       134,513
                                         150,000    Alcoa, Inc., 6% due 1/15/2012                                          151,014
                                         400,000    Alcoa, Inc., 5.375% due 1/15/2013                                      388,735
                                         365,000    BHP Finance USA Ltd., 6.42% due 3/01/2026                              372,385
                                         200,000    Barrick Gold Finance, Inc., 4.875% due 11/15/2014                      184,712
                                         120,000    Corporacion Nacional del Cobre de Chile - CODELCO,
                                                      6.375% due 11/30/2012 (a)                                            122,545
                                         300,000    Inco Ltd., 7.75% due 5/15/2012                                         320,227
                                         100,000    Newmont Mining Corp., 5.875% due 4/01/2035                              89,498
                                         150,000    Teck Cominco Ltd., 6.125% due 10/01/2035                               134,266
                                         400,000    Textron Financial Corp. Series E, 4.125% due 3/03/2008                 389,712
                                         150,000    Vale Overseas Ltd., 6.25% due 1/11/2016                                142,875
                                                                                                                   ---------------
                                                                                                                         3,291,501
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.6%                   270,000    AmerenEnergy Generating Co. Series F, 7.95% due 6/01/2032              311,245
                                         180,000    Baltimore Gas & Electric, 5.20% due 6/15/2033                          150,437
                                         300,000    CenterPoint Energy Resources Corp. Series B,
                                                      7.875% due 4/01/2013                                                 326,100
                                         115,000    Cincinnati Gas & Electric, 5.70% due 9/15/2012                         112,709
                                         250,000    Dominion Resources, Inc., 4.125% due 2/15/2008                         243,708
                                         200,000    Dominion Resources, Inc., 6.30% due 3/15/2033                          187,760
                                         180,000    Dominion Resources, Inc., 5.95% due 6/15/2035                          161,384
                                         541,000    Dominion Resources, Inc. Series A, 8.125% due 6/15/2010                580,598
                                       1,150,000    Duke Energy Corp., 6.25% due 1/15/2012                               1,169,802
                                         200,000    New York State Electric & Gas Corp., 5.75% due 5/01/2023               186,726

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
                                    $    400,000    PSEG Power LLC, 5.50% due 12/01/2015                           $       377,284
                                         400,000    Pacific Gas & Electric Co., 3.60% due 3/01/2009                        379,745
                                         250,000    Pacific Gas & Electric Co., 4.20% due 3/01/2011                        233,779
                                         350,000    Pacific Gas & Electric Co., 4.80% due 3/01/2014                        326,149
                                         200,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034                        188,763
                                         245,000    Public Service Electric & Gas, 5.125% due 9/01/2012                    236,047
                                         170,000    South Carolina Electric & Gas, 6.70% due 2/01/2011                     176,331
                                         290,000    Southern Power Co. Series B, 6.25% due 7/15/2012                       292,319
                                                                                                                   ---------------
                                                                                                                         5,640,886
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.3%                   25,000    Federated Department Stores, 6.625% due 9/01/2008                       25,399
                                         135,000    Federated Department Stores, 6.30% due 4/01/2009                       136,519
                                         670,000    JC Penney Corp. Inc., 8% due 3/01/2010                                 713,819
                                         235,000    Kohl's Corp., 6.30% due 3/01/2011                                      239,327
                                         600,000    The May Department Stores Co., 5.75% due 7/15/2014                     582,750
                                         888,000    Target Corp., 10% due 1/01/2011                                      1,025,274
                                         100,000    Target Corp., 6.75% due 1/01/2028                                      107,161
                                                                                                                   ---------------
                                                                                                                         2,830,249
----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                    300,000    Amerada Hess Corp., 7.30% due 8/15/2031                                317,912
Fuels - 1.8%                             390,000    Anadarko Finance Co. Series B, 6.75% due 5/01/2011                     400,730
                                          60,000    Anadarko Finance Co. Series B, 7.50% due 5/01/2031                      64,464
                                         500,000    Apache Corporation, 6.25% due 4/15/2012                                512,033
                                         390,000    Atlantic Richfield Co., 5.90% due 4/15/2009                            393,736
                                         730,000    Burlington Resources Finance Co., 6.50% due 12/01/2011                 755,211
                                         525,000    Canadian Natural Resources Ltd, 4.90% due 12/01/2014                   483,409
                                         330,000    Chevron Phillips Chemical Co. LLC, 5.375% due 6/15/2007                328,482
                                         425,000    ChevronTexaco Capital Co., 3.50% due 9/17/2007                         414,618
                                         565,000    ChevronTexaco Capital Co., 3.375% due 2/15/2008                        546,135
                                         125,000    Colonial Pipeline Co., 7.63% due 4/15/2032 (a)                         149,321
                                         795,000    ConocoPhillips, 4.75% due 10/15/2012                                   756,124
                                         655,000    Conoco Phillips Holding Co., 6.95% due 4/15/2029                       712,736
                                         225,000    Consolidated Natural Gas Co., 5% due 12/01/2014                        206,969
                                         475,000    Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011            479,645
                                         150,000    Devon Energy Corp., 7.95% due 4/15/2032                                172,841
                                         600,000    EnCana Corp., 4.75% due 10/15/2013                                     554,287
                                         900,000    Enterprise Products Operating LP, 5.60% due 10/15/2014                 851,988
                                         200,000    Enterprise Products Operating LP, 6.65% due 10/15/2034                 189,756
                                         107,500    Kern River Funding Corp., 4.893% due 4/30/2018 (a)                     101,149
                                         250,000    Kinder Morgan Energy Partners LP, 5.35% due 8/15/2007                  246,864
                                         425,000    Kinder Morgan Energy Partners LP, 6.75% due 3/15/2011                  434,166
                                         125,000    Marathon Oil Corp., 6.80% due 3/15/2032                                130,439
                                         760,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012                 753,908
                                         175,000    Midamerican Energy Holdings Co., 6.125% due 4/01/2036 (a)              163,587
                                         150,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                        145,887
                                         100,000    Murphy Oil Corp., 6.375% due 5/01/2012                                 101,311
                                         400,000    Nexen, Inc., 5.05% due 11/20/2013                                      374,360
                                         950,000    Norsk Hydro ASA, 6.36% due 1/15/2009                                   965,625
                                         150,000    Occidental Petroleum Corp., 8.45% due 2/15/2029                        189,651
                                         745,000    Ocean Energy, Inc., 7.25% due 10/01/2011                               785,282
                                         200,000    PTT PCL, 5.875% due 8/03/2035 (a)                                      173,318

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
                                    $  1,025,000    Pemex Project Funding Master Trust, 8.85% due 9/15/2007        $     1,057,288
                                         405,000    Pemex Project Funding Master Trust, 9.125% due 10/13/2010              443,475
                                         450,000    Pemex Project Funding Master Trust, 5.75% due 12/15/2015               414,450
                                         500,000    Pemex Project Funding Master Trust, 5.75% due 12/15/2015 (a)           460,500
                                          40,000    Pemex Project Funding Master Trust, 8.625% due 2/01/2022                44,720
                                         200,000    Petro-Canada, 5.95% due 5/15/2035                                      182,853
                                         210,000    Plains All American Pipeline LP, 5.625% due 12/15/2013                 201,802
                                         150,000    TGT Pipeline LLC, 5.20% due 6/01/2018                                  133,544
                                         225,000    Talisman Energy, Inc., 5.85% due 2/01/2037                             198,432
                                         300,000    Texas Gas Transmission Corp., 4.60% due 6/01/2015                      269,229
                                         200,000    Transocean, Inc., 7.50% due 4/15/2031                                  222,574
                                         750,000    Valero Energy Corp., 6.875% due 4/15/2012                              777,422
                                         175,000    XTO Energy, Inc., 4.90% due 2/01/2014                                  160,699
                                         300,000    XTO Energy, Inc., 5% due 1/31/2015                                     274,283
                                                                                                                   ---------------
                                                                                                                        17,697,215
----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.2%           300,000    Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                275,344
                                         300,000    International Paper Co., 5.30% due 4/01/2015                           276,257
                                         150,000    Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                          137,409
                                         200,000    Westvaco Corp., 8.20% due 1/15/2030                                    216,631
                                         242,000    Weyerhaeuser Co., 5.95% due 11/01/2008                                 242,192
                                         250,000    Weyerhaeuser Co., 6.75% due 3/15/2012                                  255,415
                                         275,000    Weyerhaeuser Co., 7.375% due 3/15/2032                                 278,416
                                                                                                                   ---------------
                                                                                                                         1,681,664
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.5%                   350,000    Abbott Laboratories, 3.50% due 2/17/2009                               332,660
                                         485,000    Abbott Laboratories, 5.875% due 5/15/2016                              480,845
                                         560,000    AstraZeneca Group Plc, 5.40% due 6/01/2014                             548,040
                                         290,000    Eli Lilly & Co., 7.125% due 6/01/2025                                  321,239
                                         200,000    GlaxoSmithKline Capital Inc., 5.375% due 4/15/2034                     182,678
                                         300,000    Johnson & Johnson, 4.95% due 5/15/2033                                 264,739
                                         300,000    Merck & Co., 6.40% due 3/01/2028                                       298,924
                                         500,000    Pfizer, Inc., 4.50% due 2/15/2014                                      468,263
                                         250,000    Pfizer, Inc., 4.65% due 3/01/2018                                      225,284
                                         160,000    Teva Pharmaceutical Finance LLC, 6.15% due 2/01/2036                   143,667
                                       1,300,000    Wyeth, 5.50% due 2/01/2014                                           1,256,117
                                         200,000    Wyeth, 6.50% due 2/01/2034                                             200,243
                                                                                                                   ---------------
                                                                                                                         4,722,699
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                   215,000    AvalonBay Communities, Inc., 6.625% due 9/15/2011                      221,276
Trusts (REITs) - 0.5%                    200,000    BRE Properties, 5.95% due 3/15/2007                                    200,237
                                         195,000    Brandywine Operating Partnership LP, 5.625% due 12/15/2010             190,941
                                         530,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008              535,596
                                         450,000    Duke Realty LP, 5.25% due 1/15/2010                                    439,082
                                         200,000    EOP Operating LP, 6.75% due 2/15/2012                                  206,367
                                         145,000    EOP Operating LP, 7.25% due 6/15/2028                                  148,205
                                          25,000    EOP Operating LP, 7.50% due 4/19/2029                                   26,263
                                         400,000    ERP Operating LP, 5.25% due 9/15/2014                                  379,765
                                         400,000    HRPT Properties Trust, 5.75% due 2/15/2014                             385,112
                                         265,000    iStar Financial, Inc., 5.65% due 9/15/2011                             259,130
                                         275,000    Liberty Property LP, 7.25% due 3/15/2011                               287,929
                                         350,000    ProLogis, 5.625% due 11/15/2015 (a)                                    334,196
                                         250,000    Simon Property Group LP, 4.60% due 6/15/2010                           239,584
                                         200,000    Simon Property Group LP, 5.10% due 6/15/2015                           184,842
                                         500,000    Simon Property Group LP, 6.10% due 5/01/2016                           496,140
                                         400,000    Vornado Realty LP, 5.60% due 2/15/2011                                 392,100
                                         240,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                225,000
                                                                                                                   ---------------
                                                                                                                         5,151,765
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Fixed Income Securities                                              Value
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.5%                  $    830,000    Burlington Northern Santa Fe Corp., 6.75% due 7/15/2011        $       865,410
                                         490,000    CSX Corp., 6.75% due 3/15/2011                                         508,421
                                         600,000    CSX Corp., 5.50% due 8/01/2013                                         586,877
                                         500,000    Canadian National Railway Co., 6.375% due 10/15/2011                   515,365
                                         675,000    Norfolk Southern Corp., 6.75% due 2/15/2011                            700,482
                                         105,000    Norfolk Southern Corp., 5.59% due 5/17/2025                             97,815
                                         315,000    Norfolk Southern Corp., 7.25% due 2/15/2031                            349,763
                                         275,000    TTX Co., 4.90% due 3/01/2015 (a)                                       254,091
                                       1,080,000    Union Pacific Corp., 5.75% due 10/15/2007                            1,080,008
                                                                                                                   ---------------
                                                                                                                         4,958,232
----------------------------------------------------------------------------------------------------------------------------------
Software - 0.1%                          150,000    Computer Associates International, Inc., 6.125%
                                                      due 12/01/2014 (a)                                                   136,083
                                         480,000    Oracle Corp. and Ozark Holding, Inc., 5.25% due 1/15/2016              449,525
                                                                                                                   ---------------
                                                                                                                           585,608
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 0.2%                  500,000    Home Depot, Inc., 5.40% due 3/01/2016                                  479,291
                                          65,000    Lowe's Cos., Inc., 6.50% due 3/15/2029                                  67,327
                                         150,000    Lowe's Cos., Inc., 5.50% due 10/15/2035                                136,258
                                         200,000    Limited Brands, 6.125% due 12/01/2012                                  196,430
                                         700,000    Staples, Inc., 7.125% due 8/15/2007                                    708,600
                                                                                                                   ---------------
                                                                                                                         1,587,906
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                       700,000    Countrywide Financial Corp. Series A, 4.50% due 6/15/2010              666,268
Finance - 0.3%                           230,000    Golden West Financial Corp., 4.75% due 10/01/2012                      217,913
                                         300,000    Residential Capital Corp., 6.375% due 6/30/2010                        295,917
                                         400,000    Residential Capital Corp., 6.50% due 4/17/2013                         392,538
                                         275,000    Washington Mutual Bank FA, 5.125% due 1/15/2015                        255,302
                                         145,000    Washington Mutual Financial Corp., 6.875% due 5/15/2011                151,444
                                         435,000    Washington Mutual, Inc., 4.20% due 1/15/2010                           413,767
                                          90,000    Washington Mutual, Inc., 8.25% due 4/01/2010                            96,504
                                         300,000    Washington Mutual, Inc., 5.25% due 9/15/2017                           274,044
                                                                                                                   ---------------
                                                                                                                         2,763,697
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.0%                           345,000    Altria Group Inc, 7% due 11/04/2013                                    363,975
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication               575,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031                      704,964
Services - 0.4%                          550,000    America Movil SA de CV, 6.375% due 3/01/2035                           478,071
                                         150,000    Cingular Wireless LLC, 7.125% due 12/15/2031                           156,057
                                         400,000    Sprint Capital Corp., 6.375% due 5/01/2009                             406,266
                                         260,000    Sprint Capital Corp., 8.375% due 3/15/2012                             287,273
                                         200,000    Sprint Capital Corp., 6.90% due 5/01/2019                              205,477
                                         600,000    Sprint Capital Corp., 8.75% due 3/15/2032                              723,541
                                         530,000    Vodafone Group Plc, 7.75% due 2/15/2010                                560,171
                                         185,000    Vodafone Group Plc, 7.875% due 2/15/2030                               203,798
                                         200,000    Vodafone Group Plc, 6.25% due 11/30/2032                               184,081
                                                                                                                   ---------------
                                                                                                                         3,909,699
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Securities (Cost - $218,392,000) - 21.2%        211,332,445
----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                            Face
Industry                                  Amount    Foreign Government Obligations                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                    $  1,990,000    Canadian Government International Bond, 5.25% due 11/05/2008   $     1,992,008
                                         350,000    Chile Government International Bond, 5.50% due 1/15/2013               342,125
                                         500,000    China Government International Bond, 7.30% due 12/15/2008              519,204
                                       1,025,000    Export-Import Bank of Korea, 5.125% due 3/16/2015                      973,166
                                       1,000,000    Inter-American Development Bank, 6.80% due 10/15/2025                1,106,606
                                         675,000    Italy Government International Bond, 4% due 6/16/2008                  656,514
                                         450,000    Italy Government International Bond, 6% due 2/22/2011                  459,859
                                         420,000    Italy Government International Bond, 4.50% due 1/21/2015               388,720
                                       1,050,000    Italy Government International Bond, 6.875% due 9/27/2023            1,159,774
                                         525,000    Italy Government International Bond, 5.375% due 6/15/2033              488,750
                                       1,000,000    Landwirtschaftliche Rentenbank, 4.875% due 2/14/2011                   976,167
                                       1,520,000    Mexico Government International Bond, 9.875% due 2/01/2010           1,710,000
                                       1,136,000    Mexico Government International Bond, 6.375% due 1/16/2013           1,138,840
                                       1,580,000    Mexico Government International Bond Series A,
                                                      6.75% due 9/27/2034                                                1,536,550
                                         220,000    Poland Government International Bond, 5% due 10/19/2015                206,143
                                         445,000    Province of British Columbia, 4.625% due 10/03/2006                    444,161
                                       1,120,000    Province of Manitoba Canada, 5.50% due 10/01/2008                    1,120,828
                                       1,100,000    Province of Ontario, 3.125% due 5/02/2008                            1,053,655
                                         500,000    Province of Ontario, 4.75% due 1/19/2016                               470,360
                                         350,000    Province of Quebec, 4.875% due 5/05/2014                               333,446
                                         950,000    Province of Quebec, 4.60% due 5/26/2015                                879,798
                                         250,000    Province of Quebec, 7.50% due 9/15/2029                                301,641
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Foreign Government Obligations
                                                    (Cost - $18,864,023) - 1.8%                                         18,258,315
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Capital Trusts
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 0.0%                  250,000    HBOS Plc, 5.375% (a)(b)(c)                                             236,770
----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                     75,000    Pemex Project Funding Master Trust, 7.375% due 12/15/2014               77,400
Fuels - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Capital Trusts (Cost - $327,011) - 0.0%                          314,170
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
State                                               Municipal Bonds
----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.1%                          900,000    Illinois State, Government Obligation, 5.10% due 6/01/2033             804,321
----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.1%                           1,040,000    Dallas, Texas, Government Obligation, Series C, 5.25%
                                                      due 2/15/2024                                                      1,035,674
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost - $1,858,643) - 0.2%                     1,839,995
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**                    15,900,000    SanPaolo IMI U.S. Financial Co., 5.26% due 7/03/2006                15,900,000
----------------------------------------------------------------------------------------------------------------------------------

                                      Beneficial
                                        Interest
----------------------------------------------------------------------------------------------------------------------------------
                                    $ 16,850,000    Merrill Lynch Liquidity Series, LLC Money Market Series,
                                                    5.22% (e)(f)(g)                                                     16,850,000
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities (Cost - $32,750,000) - 3.3%             32,750,000
----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Investments (Cost - $1,110,123,436+) - 108.6%              1,084,793,502

                                                    Liabilities in Excess of Other Assets - (8.6%)                     (85,592,312)
                                                                                                                   ---------------
                                                    Net Assets - 100.0%                                            $   999,201,190
                                                                                                                   ===============

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                             $1,110,593,172
                                                                 ==============
      Gross unrealized appreciation                              $    2,489,287
      Gross unrealized depreciation                                 (28,288,957)
                                                                 --------------
      Net unrealized depreciation                                $  (25,799,670)
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   The security is a perpetual bond and has no definite maturity date.
(c)   Floating rate security.
(d)   Security, or a portion of security, is on loan.
(e) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------
      Affiliate                                                       Net              Interest
                                                                   Activity             Income
      -----------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series    $ (33,291,250)        $ 42,145
      -----------------------------------------------------------------------------------------

(f)   Security was purchased with the cash proceeds from securities loans.
(g)   Represents the current yield as of 6/30/2006.
(h) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing and/or selling securities for which all specific information is not available at this time.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Swaps outstanding as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------------------------
                                                                     Notional          Unrealized
                                                                      Amount          Appreciation
      --------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers CMBS
      Investment Grade Index and pay a floating rate based on
      1-month LIBOR plus 0.25%.

      Broker, Citibank
      Expires September 2006                                        $ 42,000,000             --
      --------------------------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 23, 2006